                                                                   EXHIBIT 10.15






                                 LEASE AGREEMENT

                               PARSONS WEST ANNEX

                               74 N. PASADENA AVE.

                              PASADENA, CALIFORNIA





                                     LESSOR:

                        PARSONS INFORMATION & TECHNOLOGY

                                   GROUP, INC.





                                     LESSEE:

                              BILL GROSS' IDEALAB!

                               PARSONS WEST ANNEX
                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE 1:        BASIC LEASE PROVISIONS .........................................................................1
                  1.1      Provisions ............................................................................1

ARTICLE 2:        EXHIBITS .......................................................................................3
                  2.1      Enumeration ...........................................................................3

ARTICLE 3:        DESCRIPTION OF THE BUILDING AND PREMISES .......................................................4

                  3.1      The Building ..........................................................................4
                  3.2      Premises ..............................................................................4
                  3.3      Common Areas ..........................................................................5
                  3.4      Restricted Common Areas ...............................................................5

ARTICLE 4:        LEASE TERM .....................................................................................5
                  4.1      Lease Term ............................................................................5
                  4.2      Option to Extend ......................................................................5
                  4.3      Confirmation of Actual Commencement Date ..............................................6
                  4.4      Lessor's Delay in Delivery ............................................................6

ARTICLE 5:        RENT ...........................................................................................6
                  5.1      Rent ..................................................................................6
                  5.2      Building Operating Expenses ...........................................................7
                  5.3      Late Fee ..............................................................................8
                  5.4      Rent ..................................................................................8
                  5.5      Address for Payments ..................................................................8

ARTICLE 6:        TAXES ..........................................................................................9
                  6.1      Real Estate Taxes .....................................................................9
                  6.2      Personal Property Taxes ..............................................................10

ARTICLE 7:        POSSESSION AND USE ............................................................................10
                  7.1      Possession ...........................................................................10
                  7.2      Permitted Uses .......................................................................10
                  7.3      Rules and Regulations ................................................................10

ARTICLE 8:        UTILITIES AND SERVICES ........................................................................10
                  8.1      Lessor's Covenants ...................................................................10
                  8.2      Lessee's Covenants ...................................................................11
                  8.3      Standards for Utilities and Services .................................................11
                  8.4      Lessor's Right to Cease Service ......................................................11

ARTICLE 9:        INDEMNITY AND INSURANCE .......................................................................12
                  9.1      Indemnity by Lessee ..................................................................12
                  9.2      Lessor's Insurance ...................................................................12
                  9.3      Lessee's Insurance ...................................................................12
                  9.4      Assumption of Risk ...................................................................13
                  9.5      Insurance Related Use Restrictions ...................................................13


                                      (i)

ARTICLE 10:       ALTERATIONS ...................................................................................13
                  10.1 Alterations ..............................................................................13
                  10.2 Rights Upon Termination ..................................................................14

ARTICLE 11:       MECHANIC'S LIENS ..............................................................................14
                  11.1     Lessee's Covenants ...................................................................14
                  11.2     Contest of Lien ......................................................................14
                  11.3     Right to Cure ........................................................................14
                  11.4     Notice of Lien .......................................................................14
                  11.5     Notice of Nonresponsibility ..........................................................14

ARTICLE 12:       SIGNAGE  15
                  12.1     Signage Criteria .....................................................................15
                  12.2     Lessor's Approval ....................................................................15
                  12.3     Lessor's Responsibility ..............................................................15
                  12.4     Lessee's Responsibility ..............................................................15

ARTICLE 13:       FIXTURES AND PERSONAL PROPERTY ................................................................15
                  13.1 Trade Fixtures and Personal Property .....................................................15

ARTICLE 14:       ASSIGNMENT, SUBLETTING, MORTGAGING, AND CHANGE IN

                  OWNERSHIP .....................................................................................15
                  14.1     Definitions ..........................................................................15
                  14.2     Restrictions on Occupancy Transactions ...............................................16
                  14.3     Procedures for Approval of Occupancy Transactions ....................................16
                  14.4     Documentation and Expenses ...........................................................17
                  14.5     Rent Payments by Transferee ..........................................................17
                  14.6     Affiliated Company Exception .........................................................17
                  14.7     Disposition of Profits from Occupancy Transaction ....................................17
                  14.8     Lessee's Liability ...................................................................17

ARTICLE 15:       LESSEE'S CONDUCT OF BUSINESS ..................................................................17
                  15.1     Advertising Prohibition ..............................................................17
                  15.2     Trash and Rubbish ....................................................................18
                  15.3     Conformance with Laws ................................................................18
                  15.4     Safe and Clean Environment ...........................................................18

ARTICLE 16:       REPAIRS AND MAINTENANCE .......................................................................18
                  16.1     Lessor's Obligations .................................................................18
                  16.2     Lessee's Obligations .................................................................18
                  16.3     Lessee's Acceptance and Waiver .......................................................18

ARTICLE 17:       RECONSTRUCTION ................................................................................19
                  17.1     Insured Casualty .....................................................................19
                  17.2     Uninsured Casualty ...................................................................19
                  17.3     Abatement of Rent ....................................................................19
                  17.4     Waiver and Notice ....................................................................19


                                      (ii)

ARTICLE 18:       COMMON AREA EXPENSES ..........................................................................19
                  18.1     Responsibility and Payment for Common Area Expenses ..................................19
                  18.2     Definition Common Area Expenses ......................................................19
                  18.3     Liability for Security ...............................................................21
                  18.4     Reserved and Visitor Parking Restrictions ............................................21
                  18.5     Control of Common Areas ..............................................................22

ARTICLE 19:       DEFAULT BY LESSOR .............................................................................22
                  19.1 No Right of Termination ..................................................................22
                  19.2 Limitation of Liability ..................................................................23

ARTICLE 20:       DEFAULT BY LESSEE .............................................................................23
                  20.1     Actions or Omissions Causing Default .................................................23
                  20.2     Legal Notices ........................................................................24
                  20.3     Rent Acceptance, No Waiver ...........................................................24

ARTICLE 21:       REMEDIES UPON DEFAULT .........................................................................24
                  21.1     Lessor Election of Remedies ..........................................................24
                  21.2     Bankruptcy Code Limitations ..........................................................24
                  21.3     Action Without Termination ...........................................................25
                  21.4     Damages Upon Termination .............................................................25
                  21.5     Lessor's Right to Declare Forfeiture .................................................26
                  21.6     Fixtures and Personal Property .......................................................26
                  21.7     No Limitation of Remedies ............................................................26
                  21.8     No Waiver Unless In Writing ..........................................................26

ARTICLE 22:       EMINENT DOMAIN ................................................................................26
                  22.1     Taking Resulting in Termination ......................................................26
                  22.2     Taking Without Termination ...........................................................26
                  22.3     Disposition of Award .................................................................27
                  22.4     Transfer Under Threat of Taking ......................................................27

ARTICLE 23:       ATTORNEYS' FEES AND COSTS .....................................................................27
                  23.1 Recovery to Prevailing Party .............................................................27

ARTICLE 24:       SALE OF PREMISES BY LESSOR ....................................................................27
                  24.1 Release of Lessor ........................................................................27

ARTICLE 25:       SUBORDINATION, ATTORNMENT, AND ESTOPPEL CERTIFICATE ...........................................27
                  25.1     Subordination ........................................................................27
                  25.2     Attornment ...........................................................................27
                  25.3     Estoppel Certificates ................................................................27

ARTICLE 26:       QUIET ENJOYMENT ...............................................................................28
                  26.1 Quiet Enjoyment ..........................................................................28

ARTICLE 27:       CONSENTS AND APPROVALS ........................................................................28
                  27.1 Lessor's Consent .........................................................................28
                  27.2 Reimbursement for Cost of Approvals ......................................................28

                                     (iii)

ARTICLE 28:       SECURITY DEPOSIT ..............................................................................28
                  28.1     Security Deposit .....................................................................28
                  28.2     Use and Restoration ..................................................................28
                  28.3     Disposition Upon Bankruptcy ..........................................................28
                  28.4     Disposition Upon Sale ................................................................28
                  28.5     Security Deposit Adjustment ..........................................................29

ARTICLE 29:       MISCELLANEOUS .................................................................................29
                  29.1     Captions .............................................................................29
                  29.2     Parties ..............................................................................29
                  29.3     Gender ...............................................................................29
                  29.4     Legal Address ........................................................................29
                  29.5     Construction .........................................................................29
                  29.6     Relationship of Parties ..............................................................29
                  29.7     Severability .........................................................................29
                  29.8     Warranty of Authority.................................................................29
                  29.9     Entire Agreement .....................................................................29
                  29.10    Lessees Selected by Lessor. ..........................................................30
                  29.11    Governing Law; Forum; Construction ...................................................30
                  29.12    Force Majeure ........................................................................30
                  29.13    Use of Name of Building ..............................................................30
                  29.14    Lender Requirements ..................................................................30
                  29.15    Violations by Other Lessees ..........................................................30
                  29.16    Time is of Essence ...................................................................30
                  29.17    Real Estate Broker ...................................................................31


                                      (iv)

                               PARSONS WEST ANNEX
                                 LEASE AGREEMENT

         Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the following described Premises upon the terms and conditions as set forth in this Lease Agreement ("Lease").

ARTICLE 1:        BASIC LEASE PROVISIONS

     1.1 PROVISIONS. The Basic Lease Provisions outline certain major terms which are supplemented by other Articles of the Lease.

DATE:             JUNE 17, 1999

LESSOR:  Parsons Information & Technology Group Inc.

ADDRESS OF
LESSOR:           100 West Walnut Street
                  Pasadena, California 91124
                  Attn: Finance Department

         With Copy to:

                  Dacam Management Corporation
                  111 Elm Street, Suite 460
                  San Diego, California 92101

LESSEE:  Bill Gross' Idealab!, a California corporation

ADDRESS OF

LESSEE:           Idealab
                  130 W. Union Street
                  Pasadena, California 91103
                  Attn: Pam Rushman

         With Copy to:

                  Marcia Goodstein
                  Chief Operating Officer
                  Idealab
                  130 W. Union Street
                  Pasadena, California 91103

PREMISES:   The Eighth Floor of the office building located at 74 North Pasadena
            Avenue, Pasadena, California, designated by diagonal lines on the floor plan attached hereto as EXHIBIT "A", containing rentable area of approximately 29,064 square feet (the "Premises". Lessee's
            "Rentable Area" has been computed by adding to Lessee's useable area
            (measured from dominant face of exterior walls of the Premises to centerline of demising walls), Common Areas on Lessee's floor, and Lessee's proportionate share of the main lobby of the Building, but excluding vertical shafts, stairwells, and mechanical rooms in the basement which serve the entire building.

                                (SEE SECTION 3.2)

PERMITTED
USE:        General Offices, including the development of internet companies

                                (SEE SECTION 7.2)

LEASE TERM: Twenty Four (24) Months (SEE SECTION 4.1)

ANTICIPATED
COMMENCEMENT
DATE:       June 24, 1999

                                (SEE SECTION 4.1)

FIXTURIZATION
PERIOD:     Two (2) Weeks

                                (SEE SECTION 4.1)

BASE RENT:  Forty Three Thousand Five Hundred Ninety Six and 00/100
            Dollars ($43,596.00) per month, commencing June 24, 1999 through December 31, 1999.

            Fifty Four Thousand Three Hundred Forty Nine and 68/100 Dollars ($54,349.68) per month, commencing January 1,2000 through June 30, 2001.

                               (SEE SECTION 5.1.1)

PARKING
RENT: Fifty Five and 00/100 Dollars ($55.00) per month for non-designated spaces and Sixty Five and 00/100 ($65.00) per month for designated spaces during each year of the Lease Term, adjusted as set forth in
            Section 5.1.4.2 in the event of exercise by Lessee of the option described in Section 4.2. Parking Rent shall be Fourteen Thousand Nine Hundred Eighty Five and 00/100 Dollars ($14,985.00) per month during the initial term ($4,095 for designated spaces and $10,890 for non-designated spaces).

                               (SEE SECTION 5.1.2)

STORAGE
RENT:       Not Applicable

                               (SEE SECTION 5.1.3)

LESSEE'S PROPORTIONATE
SHARE OF BUILDING
OPERATING
EXPENSES:   29,064 divided by 256.005 equals 11.4%.

                                (SEE SECTION 5.2)

RESERVED PARKING
SPACES: Two Hundred Sixty One (261) spaces, including designated and non-designated spaces as follows:

            Designated Spaces:        Sixty Three (63)

            Non-Designated Spaces:    One Hundred Ninety Eight (198)

            Total Reserved Parking:   Two Hundred Sixty One (261)

                               (SEE SECTION 18.4)

SECURITY DEPOSIT:   One Hundred Thirty Eight Thousand Six Hundred Seventy and
                    00/100 Dollars ($138,670.00)

                               (SEE SECTION 28.1)

REAL ESTATE
BROKER
(IF ANY):   Lessee:          Travers Realty
            Lessor:          Dacam Management Corporation

                               (SEE SECTION 29.17)

ARTICLE 2:  EXHIBITS

            2.1 ENUMERATION. The exhibits enumerated in this Article and
                -----------
attached to this Lease are incorporated herein by reference:

                Exhibit A - Floor Plan of the Premises
                Exhibit B - Tenant Improvement Manual
                Exhibit C - Rules and Regulations
                Exhibit D - Acceptance of Premises
                Exhibit E - Standards for Utilities and Services

                  Exhibit F - Designated Parking

ARTICLE 3:  DESCRIPTION OF THE BUILDING AND PREMISES

            3.1 THE BUILDING. As used herein, the term "Building" shall mean those areas of land and the improvements, landscaping, parking, pedestrian walkways, and other features commonly referred to as "Parsons West Annex" or "West Annex", located at common address 74 North Pasadena Avenue, Pasadena, California. The Building may be altered, or expanded from time to time by Lessor, provided that no such alteration shall materially affect Lessee's use of the Premises, parking, or access thereto, or decrease Lessee's rights or increase Lessee's obligations hereunder.

            3.2 PREMISES. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, for the Lease Term, at the Rent (as such terms are hereinafter defined), and upon the terms and conditions hereinafter set forth, the commercial office space described in the Basic Lease Provisions designated by diagonal lines on the Floor Plan attached as EXHIBIT "A" hereto, and incorporated by reference herein (the "Premises").

                  3.2.1 The Rentable Area of the Premises set forth in the Basic Lease Provisions and the location delineated on EXHIBIT "A" are approximations. Lessor makes no representations as to the exact rentable square footage or location. By occupancy of the Premises, Lessee acknowledges that it has inspected the Premises and that the area so inspected is the area hired by Lessee pursuant to the terms of this Lease.

                  3.2.2 The Premises shall include only the appurtenances specifically granted in this Lease, reserving to Lessor each of the following:

                        3.2.3.1 Areas of the Building not designated for common use;

                        3.2.3.2 The space above the ceiling and below the floor;

                        3.2.3.3  Exterior portions of the Building; and

                        3.2.3.4 The right to install, maintain, use, repair, and replace pipes, ductwork, conduits, utility lines, mechanical rooms, and wires in the areas reserved by Lessor, subject to the limitations set forth in this Section 3.

                  3.2.3 Lessor agrees that where possible all work in the Premises shall be performed in a manner which shall not unreasonably interfere with the normal business operations of Lessee.

                  3.2.4 The Premises have been improved with certain leasehold improvements. Responsibilities and procedures for completion of future improvements (the "Improvements") as set forth in the Tenant Improvement Manual attached as EXHIBIT "B" hereto and incorporated by reference herein. Improvements to be completed by Lessee are hereinafter referred to as "Lessee's Work". Lessee shall abide by procedures and regulations set forth in the Tenant Improvement Manual for construction of the Improvements. The failure to comply with such procedures or regulations on a timely basis shall constitute a breach of this Lease. In the event Lessee exercises the option referred to in Section 4.2, Lessee may, based upon market conditions, be entitled to reimbursement for certain tenant improvements. In such case, any amounts due Lessee shall be credited ratably over the first year of the option period as provided in the Tenant Improvement Manual.

                  3.2.5 Lessor shall be required to complete any improvements to the Premises required by State and local municipalities to bring the Premises in compliance with the Americans with Disabilities Act and/or state and local fire and life safety laws. Lessor shall also thoroughly clean Premises prior to Lessee's occupancy. Lessor shall replace broken and/or missing ceiling tiles and carpet tiles with substitutes reasonably available in the marketplace. It is understood that due to the age of the existing improvements that there may be variances in color. Except for such requirements and punch list items addressed to Lessor in writing within thirty (30) days of occupancy by Lessee, Lessee accepts the Premises on an "as is" basis.

            3.3 COMMON AREAS. The term "Common Areas" as used in this Lease shall be deemed to include those portions of the Building and other areas that are designated by Lessor from time to time for the non-exclusive use, convenience, and benefit of Lessor, Lessee, other lessees of the Building, and other authorized users. Common Areas shall include, without limitation, exterior walls of the Building and appurtenances thereto, the main lobby from the parking garage to the Building, the parking garage, driveways, roadways, sidewalks, stairways, service bay, pedestrian walkways, elevators, landscaped and planted areas, open and enclosed courts, museum pieces, artwork, artistic displays, and landscape and pedestrian easements on public right-of-ways.

            The use and occupation of the Premises by Lessee shall include a revocable license to use in common with others entitled thereto Common Areas as may be designated by Lessor from time to time revocable upon breach by Lessee and Lessee's failure to cure such breach within the applicable cure period. Lessor reserves the right at any time to relocate the automobile parking areas and other amenities in the Common Areas and the identity and type of tenancies, subject to the limitations otherwise set forth herein. Lessee's use of Common Areas shall be subject to the provisions of this Lease, rules and regulations described in Section 7.3 (the "Rules and Regulations"), attached as EXHIBIT "C" hereto and incorporated by reference herein.

            3.4 RESTRICTED COMMON AREAS. "Restricted Common Areas" shall include areas of the Building designated by Lessor from time to time as Restricted Common Areas. Lessor may restrict certain areas of the Building from free entry by Lessee or its agents, such as mechanical rooms, or similar areas required for the orderly management and maintenance of the Building, or which are considered unsafe or inappropriate for unrestricted entry and use. Restricted Common Areas not freely accessible to Lessee or its agents may nevertheless be serviced as a part of the cost of maintaining Common Areas, provided that Lessee shall have no liability for (i) such services, except for its Proportionate Share of Operating Expenses set forth in Section 5.2 and (ii) liability for the negligence, omissions, and willful acts of its employees, agents and contractors otherwise set forth herein.

ARTICLE 4:  LEASE TERM

            4.1 LEASE TERM. The "Lease Term" shall be the number of months specified in the Basic Lease Provisions and shall include any extension, renewal, or holdover thereof. The Lease Term shall commence on the earlier of the date when Lessee takes occupancy of the Premises or the Anticipated Commencement Date specified in the Basic Lease Provisions ("Actual Commencement Date"). Notwithstanding the foregoing, Lessee shall be granted the "Fixturization Period" specified in the Basic Lease Provisions to complete alterations to be made by Lessee ("Lessee's Work"). In the event that Lessor does not deliver the Premises to Lessee in time to allow Lessee the full Fixturization Period, the Anticipated Commencement Date shall be extended by the number of days of such delay so that Lessee will have the full Fixturization Period to complete Lessee's Work.

            If the Actual Commencement Date falls on other than the first day of the month, the Lease Term shall be extended by the number of days between the Actual Commencement Date and the first day of the following month. A "Lease Year" shall be each twelve (12) month period, starting with the first day of the first full month of the Lease Term, and each twelve (12) month period thereafter.

            4.2 OPTION TO EXTEND. Lessee shall have the option to extend the term of this Lease for one (1) additional three (3) year period upon all terms and conditions set forth in the Lease subject to the following provisions:

                4.2.1 The option to extend shall terminate in the event that any time during the term of this Lease (i) Lessee failed to pay or caused to be paid within ten (10) days of written notice any Rent or charges required by the Lease to be paid; (ii) Lessee has abandoned the Premises; (iii) Lessee has failed to do or cause to be done any act, other than the payment of Rent or charges, required by this Lease, which breach is not cured within the applicable cure period, (iv) Lessee has caused, permitted, or suffered without Lessor's prior written consent, any act which requires the consent of Lessor under the terms of this Lease, or (v) Lessee has caused, suffered, or permitted any act of bankruptcy as defined under the terms of this Lease.

                4.2.2 Lessee shall exercise its option to extend by delivery of written notice to Lessor not less than six (6) months prior to expiration of the initial Lease term. If written notice is not delivered within said time period, such option shall terminate.

            4.3 CONFIRMATION OF ACTUAL COMMENCEMENT DATE. Lessee agrees to execute a supplemental agreement within thirty (30) days after receipt in the form set forth in EXHIBIT "D" attached hereto and incorporated by reference herein, which shall confirm the Actual Commencement Date.

            4.4 LESSOR'S DELAY IN DELIVERY. If Lessor has not delivered possession of the Premises by the Anticipated Commencement Date, Lessor shall not be liable for any damage caused for failing to deliver possession, and this Lease shall not be void or voidable, but Lessee shall not be liable for Rent as defined in Section 5.4, until the Actual Commencement Date. If Lessor does not deliver possession of the Premises to Lessee within one (1) month after the Anticipated Commencement Date, Lessee may elect to terminate this Lease by giving written notice to Lessor within ten (10) days after the expiration of said one (1) month period.

ARTICLE 5:  RENT

            5.1 RENT. Lessee agrees to pay as Rent for the use and occupancy of the Premises, at the times and in the manner provided herein, on the first day of each month without set-off or deduction, except as expressly otherwise provided herein, commencing on the first day of the Lease Term, Base Rent specified in Section 5.1.1, Parking Rent, except as otherwise expressly provided herein, specified in Section 5.1.2, if applicable, Storage Rent specified in 5.1.3, if applicable, and Excess Expenses specified in Section 5.2.

                5.1.1 BASE RENT. Lessee shall pay in twelve (12) equal installments during each Lease Year, monthly in advance, the Base Rent specified in the Basic Lease Provisions. Base Rent for the first month of the Lease Term has been delivered to Lessor upon execution and delivery of this Lease. If the Actual Commencement Date occurs on other than the first day of the month, Base Rent for the second month shall be prorated based upon the number of days remaining in the month and thirty (30) days.

                5.1.2 PARKING RENT. Lessee shall pay in twelve (12) equal installments during each Lease year, monthly, in advance, the Parking Rent set forth in the Basic Lease Provisions. Parking Rent for the first month of the Lease Term has been delivered to Lessor upon execution and delivery of the Lease. Parking Rent shall be prorated and adjusted in the same manner as Base Rent under Section 5.1.1. Notwithstanding the Parking Rent set forth herein, Lessee by written notice delivered to Lessor at least ten (10) days in advance may, during the first four (4) months of the Lease Term reduce the number of parking spaces hired with a proportionate reduction of Parking Rent. Any such reduction shall be effective only on the Commencement Date or the first day of the month.

                5.1.3 STORAGE RENT. If the description of Lessee's Premises includes a Storage Area, Lessee shall pay in twelve (12) equal installments during each Lease year, monthly, in advance, the Storage Rent set forth in the Basic Lease Provisions. Storage Rent for the first month of the Lease Term has been delivered to Lessor upon execution and delivery of the Lease. Storage Rent shall be prorated and adjusted in the same manner as Base Rent under Section 5.1.1.

                5.1.4 RENT DURING OPTION PERIOD. In the event Lessee exercises the option providedo herein, Base Rent, Parking Rent, and Storage Rent shall be adjusted as follows:

                        5.1.4.1 Base Rent, Parking Rent and Storage Rent shall be adjusted at the inception of the option period to "Fair Market Rent" as hereinafter defined, but not less than the Base Rent for the immediately preceding period. Fair Market Rent shall be deemed to include an allowance for market tenant improvements for the extended term, which amount shall be credited against Base Rent during the first year of the option period as set forth in the Tenant Improvement Manual. Fair Market Rent and tenant improvements shall also take into consideration any reasonable and documented costs incurred by Lessor in relocating the data and telecom facilities for FEMA if Lessee elects to relocate.

                        5.1.4.2 Fair Market Rent for the Base Rent and Parking Rent shall reflect actual market rates prevailing in the Pasadena area and shall be based upon buildings and parking structures of a similar number of floors, square footage, floor sizes, quality, and age, taking into consideration all factors influencing actual market rates such as terms of rental escalation, base year, tenant improvements, and any other concessions. If the parties are unable to agree on the Fair Market Rent within three (3) months of written notice by Lessee of its intention to exercise its option to renew, each party may appoint a consultant who is a licensed broker in the State of California with knowledge of the Pasadena market, each of which shall be instructed to arrive at an indication of Fair Market Rent for the Premises and parking. If such indications are within ten percent (10%) of each other, the average of the two shall become the Base Rent for the Premises and Parking Rent for the parking spaces. If the two consultants' indications of Fair Market Rent differ by more than ten percent (10%), the two consultants shall be asked to select a third consultant, and the average of the two indications of Fair Market Rent of the three consultants which are the closest in amount shall become the Fair Market Rent for the option period. Each party shall pay the fees associated with its respective consultant. Costs associated with the third consultant shall be shared equally between Lessee and Lessor.

            5.2 BUILDING OPERATING EXPENSES. In order that the Rent payable during the Lease Term reflect any increase in Building Operating Expenses, after December 31, 2000, Lessee shall pay to Lessor as Rent, Lessee's Proportionate Share (as set forth in the Basic Lease Provisions) of Building Operating Expenses in excess of those incurred in the calendar year 2000 (the "Base
Year)", as hereinafter set forth:

                5.2.1 Building Operating Expenses shall include all costs incurred by Lessor to maintain and operate the Building including, but not limited to, each of the following:

                      5.2.1.1 "Taxes" as set forth in Section 6.1.

                      5.2.1.2 "Utilities and Services" as set forth in
Section 8.1.

                      5.2.1.3 "Insurance" as set forth in Section 9.2.

                      5.2.1.4 "Common Area Expenses" as set forth in
Section 18.1.

                5.2.2 Lessee's Proportionate Share of Building Operating Expenses in excess of the amount incurred in the Base Year (" Excess Expenses") shall be computed and paid by Lessee to Lessor as follows:

                      5.2.2.1 Commencing with the first full calendar month after the first Lease Year, Lessee shall pay as Rent an amount equal to Lessee's Proportionate Share of Excess Expenses. Such payments shall be made in monthly installments as reasonably estimated by Lessor from time to time. It is the intention of the parties to estimate the amount of Excess Expenses for each calendar year and Lessee's Proportionate Share thereof, and to make an adjustment in the following calendar year based upon Excess Expenses incurred during the preceding year.

                       5.2.2.2 After the end of each calendar year, Lessor shall deliver to Lessee a statement setting forth Lessee's Proportionate Share of the Excess Expenses for the preceding calendar year. If Lessee's Proportionate Share of the Excess Expenses for the previous calendar year exceeds the total of the estimated monthly amount of Excess Expenses paid by Lessee for such year, Lessee shall pay Lessor the amount of the deficiency within thirty (30) days of receipt of a statement indicating the amount due. If the total amount of Excess Expenses paid by Lessee exceeds Lessee's Proportionate Share of Excess Expenses for such calendar year, Lessor shall credit against Lessee's next monthly installment(s) of Rent an amount equal to the difference until the credit is exhausted. If a credit is due from Lessor to Lessee on the date of termination of the Lease, Lessor shall pay to Lessee the amount of the credit, reduced by any amounts payable by Lessee to Lessor, within thirty (30) days of the date of termination. The obligations of Lessee and Lessor to make payments required under this Section 5.2. shall survive the termination of the Lease.

                       5.2.2.3 Lessee's Proportionate Share of Excess Expenses shall be prorated for any partial year.

                       5.2.2.4 In the event that the Building is less than ninety five percent (95%) occupied in the Base Year, for purposes hereof Base Year Building Operating Expenses shall be proportionately adjusted to reasonably reflect Building Operating Expenses if the Building were ninety five percent (95%) occupied.

                       5.2.2.5 If any dispute arises as to the amount of Excess Expenses, Lessee shall have the right, after reasonable notice and at reasonable times, to inspect accounting records for the Building for the current and/or immediately preceding Lease Year at the Building or at Lessor's offices. If, after such inspection, Lessee still disputes the Excess Expenses owed, a certification as to the proper amount shall be made by Lessor's Certified Public Accountant, which certification shall be final and conclusive. Lessee agrees to pay the cost of such certification unless it is determined that Lessor's original statement overstated Excess Expenses by more than five percent (5%)

            5.3 LATE FEE. If Lessee fails to pay Rent within ten (10) days after written notice, Lessee and Lessor agree that (i) Lessor will incur additional expenses in the form of extra collection efforts, handling costs, and potential impairment of credit on liens for which this Lease is security; (ii) it is extremely difficult and impractical to ascertain the extent of detriment; (iii) the amount described herein is and will be reasonable; and, (iv) Lessor shall be entitled to recover from Lessee as liquidated damages the greater of One Hundred Dollars ($100) or three percent (3%) of the amount due ("Late Fee"). Past due amounts shall also bear interest at the prime rate of Bank of America plus three percent (3%) per annum or the maximum rate permitted by law, whichever is less ("Lease Interest Rate"). Lessee shall further pay, as Rent, a charge of Fifty Dollars ($50) for each payment of Rent by check which is returned due to insufficient funds to reimburse Lessor for Lessor's costs of handling.

            Lessor shall have the right to require that Lessee pay Rent in the form of a cashier's check or money order if any check of Lessee is not honored upon presentment to Lessee's bank. Notwithstanding the foregoing, the obligation to pay such Late Fee, interest, or to pay by cashier's check shall not alter or preclude Lessor's right, prior to actual receipt of any delinquent installment of Rent, to exercise any right or remedy which Lessor may have under the terms of this Lease. Furthermore, acceptance of any monies by Lessor shall not constitute a waiver by Lessor of Lessee's breach or prevent Lessor from exercising any other rights or remedies available to Lessor as provided herein or by law.

            5.4 RENT. Base Rent, Parking Rent, Excess Expenses and any other charges due hereunder, are collectively referred to in this Lease as "Rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible with the next monthly installment of Rent due thereafter. Nothing herein contained shall be deemed to suspend or delay the payment of any amount or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Lessor.

            5.5 ADDRESS FOR PAYMENTS. All Rent and other payments due from Lessee shall be paid to Lessor at the address set forth in the Basic Lease Provisions, or at such other place as may from time to time be designated by Lessor in writing at least ten (10) days prior to the next ensuing payment date.

Pending further notice, all payments due hereunder shall be made to Dacam Management Corporation at 111 Elm Street, Suite 460, San Diego, California 92101. Upon written notice from any first mortgagee that Lessor is in default pursuant to the terms of any agreement with such lender, Lessee shall pay all Rent due pursuant to the terms hereof to said lender as directed in the notice. Any Rent paid pursuant to such written notice shall be credited against Lessee's obligation for Rent due pursuant to the terms hereof.

ARTICLE 6:  TAXES

            6.1 REAL ESTATE TAXES. Lessor shall pay, subject to partial reimbursement by Lessee under Section 5.2, all Taxes (hereinafter defined) assessed or imposed, or which become a lien upon or become chargeable against the Building and personal property situated in Common Areas. With respect to any assessment which may be levied against or upon the Building, or which under the laws then in force may be evidenced by improvement or other bonds, and interest thereon, and may be paid in annual installments, only the amount of such installment, with appropriate proration for any partial year, shall be included within the computation of "Taxes".

            For purposes of this Lease, "Taxes" shall include each of the following:

                 6.1.1 Any form of assessment, license fee, license tax, business license tax, commercial rental tax, levy, charge, penalty, possessory interest tax, public charge, or tax, imposed by any authority having the direct power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement or special district thereof, as against any legal or equitable interest of Lessor in the Premises or the Building.

                 6.1.2 Any tax on Lessor's right to Rent or on other income from the Premises or the Building, or as against Lessor's business of leasing the Premises.

                 6.1.3 Any assessment, tax, fee, levy or charge in substitution of, or in addition to, partially or totally, any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Lessee and Lessor that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Lessee and Lessor that all such substitute, new, additional and increased assessments, taxes, fees, levies and charges be included within the definition of Taxes for purposes of this Lease.

                 6.1.4 Any tax allocable to or measured by the area of the Premises or Rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the state, any political subdivision thereof, city, or federal government, with respect to the receipt of Rent, or upon or with respect to the possession, leasing, operating, management, alteration, repair, use, or occupancy by Lessee of the Premises, the Building, or any portion thereof.

                 6.1.5 All costs and fees incurred by Lessor to appeal or contest the amount or existence of any Taxes, or any governmental imposition or surcharge imposed or assessed against Lessor, the automobile parking areas and parking garage.

                 6.1.6 Any tax upon this transaction or any document to which Lessee is a party, creating or transferring an interest or an estate in the Premises, and any and all assessments Lessor must pay pursuant to any covenants, conditions, or restrictions, reciprocal easement agreements, tenancy in common agreements, or similar restrictions affecting the Building.

                 6.1.7 Taxes shall not include state or federal income, franchise, inheritance, or estate taxes of Lessor, or its partners.

            6.2 PERSONAL PROPERTY TAXES. Lessee shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, its trade fixtures, and other personal property in or upon the Premises. In the event that any items of personal property are assessed with the Building, such assessment shall be equitably divided between Lessor and Lessee to the extent that Lessee shall pay only its equitable proportion of such assessment. Lessor shall determine the equitable division based upon the assessor's valuation of items being assessed.

ARTICLE 7:  POSSESSION AND USE

            7.1 POSSESSION. Lessor shall deliver the Premises to Lessee and Lessee shall accept the Premises subject to all applicable municipal, county, and state laws, ordinances, and regulations governing the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject to these and to all other matters disclosed to Lessee and/or in the exhibits attached hereto. Lessee acknowledges that neither Lessor nor its employees or agents have made any representations or warranties as to the present or future suitability of the Premises for the conduct of Lessee's business.

            7.2 PERMITTED USES. Lessee shall use the Premises solely for the Permitted Uses specified in the Basic Lease Previsions. Lessee shall not use or permit the Premises to be used for any other use or purpose, without the prior written consent of Lessor. Lessor's consent to any change of use shall be based upon Lessor's reasonable judgment that such change does not (i) change the character of Lessee's use of the Premises; (ii) adversely affect the image of the Building; or (iii) otherwise adversely, affect other lessees of the Building.

            Lessee shall not permit any person to use the Premises for any purpose in violation of the laws, ordinances, regulations, and requirements of all duly constituted lawful authorities. The Premises shall be kept by Lessee in a clean and wholesome condition, free of any objectionable noises, odors, or nuisances.

            Lessee shall not perform any act or carry on any practice which may injure the Building, be a nuisance or menace to, or disturb the quiet enjoyment of other lessees in the Building. Lessee will, at its expense, comply with all requirements with respect to the Premises of insurance underwriters and governmental authorities, including compliance with requirements for the Premises necessary to maintain reasonable fire and extended coverage insurance for the Building. Notwithstanding the foregoing, Lessee shall not be required to make structural alterations unless required by Lessee's use of, or Alterations (as defined in Article 10) to, the Premises.

            7.3 RULES AND REGULATIONS. Lessee's use of the Premises shall be subject to the Rules and Regulations set forth in Exhibit "C". Lessee, its employees, agents, licensees, and visitors will, at all times, observe and comply with the Rules and Regulations. Lessor may from time to time reasonably delete, add, or amend the Rules and Regulations for the use, safety, cleanliness, and care of the Premises and the Building and for the comfort, quiet enjoyment, and convenience of all lessees, and their employees, agents, and customers. Modifications or additions to the Rules and Regulations will be effective upon notice to Lessee from Lessor, or Lessor's agent. In the event of any breach of the Rules and Regulations, or any amendments or additions thereto, Lessor will have all remedies provided in this Lease, or at law or in equity, including the right to enjoin a breach of the Rules and Regulations. Lessor will not be liable to Lessee for a violation of the Rules and Regulations by any other lessee, its employees, agents, visitors, or licensees, or by any other person. In the event of any conflict between the provisions of the Lease and the Rules and Regulations, the provisions of the Lease shall govern.

ARTICLE 8:   UTILITIES AND SERVICES

            8.1 LESSOR'S COVENANTS. Provided that Lessee is not in default hereunder beyond any applicable cure period, Lessor shall provide to the Premises electricity for normal desk top office and copying equipment, and heating, ventilation and air conditioning ("HVAC"), Monday through Friday from

8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m., except on holidays. If Lessee desires HVAC at any other time, Lessor shall use reasonable efforts to furnish such service upon reasonable notice from Lessee and Lessee shall pay Lessor's cost to operate such equipment as Rent, within thirty (30) days of receipt of an invoice from Lessor. Lessor's cost shall include, but is not limited to, utilities, amortization of the cost of mechanical equipment required to provide such services, additional maintenance costs, staff time to activate and deactivate such equipment, plus overhead equal to ten percent (10%) of the total of such expenses (collectively referred to as "HVAC Use Charges"). Specific charges for such expenses are set forth in Exhibit E. Lessor shall maintain and keep lighted Common Areas of the Building. Lessor shall furnish janitorial service to the Premises and Common Areas Monday through Friday, except on holidays. Lessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) the failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Lessor, or by the making of necessary repairs or improvements to the Premises or the Building, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises or the Building. Lessor shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. If Lessee uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Lessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be payable by Lessee to Lessor as Rent upon demand.

            8.2 LESSEE'S COVENANTS. Lessee shall not connect any apparatus using electric current except through existing electrical outlets in the Premises. Lessee shall not consume water or electric current in excess of that usually furnished or supplied for the use of Premises as general office space without first procuring Lessor's written consent, which consent shall not be unreasonably withheld. The use of supplemental air conditioning equipment for computer and telephone switching rooms, and space heaters shall be deemed to require current in excess of that supplied for use as general office space. In such case, Lessor may have installed a water meter or electrical current meter to measure the amount of water or electric current consumed, and the cost of any such meter and of its installation, maintenance and repair shall be paid for by Lessee as Rent, within thirty (30) days of receipt of an invoice from Lessor indicating the amount due. If a separate meter is not installed, the excess cost for such water and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Lessor at Lessee's expense.

            8.3 STANDARDS FOR UTILITIES AND SERVICES. Standards for Building Utilities and Services and Rent due from Lessee to Lessor for exceeding such standards are more particularly set forth in Exhibit F, attached hereto and incorporated by reference herein.

            8.4 LESSOR'S RIGHT TO CEASE SERVICES. Lessor shall have the right in its reasonable discretion to reduce, interrupt or cease service of the HVAC, elevator, plumbing, electrical systems, telephone systems and/or utilities serving the Premises or the Building because of (i) any accident, emergency, governmental regulation or Act of God, or (ii) the making of repairs, additions, alterations or improvements to the Premises or the Building as provided herein until said repairs, additions, alterations or improvements shall have been completed.

No such interruption, reduction or cessation of any services or utilities shall constitute (i) an eviction or disturbance of Lessee's use or possession of the Premises, (ii) an ejection of Lessee from the Premises, (iii) a breach by Lessor of any of its obligations, (iv) render Lessor liable for any damages, including but not limited to any damages or claims arising from any interruption or cessation of Lessee's business, (v) entitle Lessee to be relieved from any of its obligations under the Lease, or (vi) result in any abatement of Rent. In the event of any such interruption, reduction or cessation, Lessor shall use reasonable diligence to restore such service where it is within Lessor's control to do so. If an interruption of services continues for more than five (5) days due to Lessor's failure to make repairs which Lessor is obligated to make hereunder, Lessee shall have the right to discontinue the payment of Rent.

ARTICLE 9:  INDEMNITY AND INSURANCE

            9.1 INDEMNITY BY LESSEE. Neither Lessor nor any mortgagee of the Building shall be liable for any damage or liability, or for any injury to or death of persons, or for damage to property of Lessee or any other person, provided, however, Lessor may be liable for damages or injury occasioned by the negligence or willful misconduct of Lessor, its employees or agents.

            Lessee indemnifies and holds Lessor and its mortgagees harmless from any liability, on account of any claimed damages or injury and from all liens, claims, and demands, including reasonable attorney's fees, investigation costs, and reasonable costs, with respect to any claim or demand, arising out of (i) the use, condition, operation, or occupation by Lessee of the Premises; (ii) any repairs, alterations, additions, or changes made by Lessee to the Premises ("Alterations"); (iii) any act, omission, or negligence by Lessee, its employees, agents, sublessees, invitees, or licensees; or (iv) any failure by Lessee to comply with the terms or conditions of this Lease. Lessee shall also hold Lessor harmless from any liability, cost, or expense arising from Lessee's use or storage in the Premises of any hazardous or toxic substance. Lessee shall, at Lessee's expense and by counsel satisfactory to Lessor, defend Lessor in any actin or proceeding arising from any such claim and shall indemnify Lessor against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding.

            Lessor indemnifies and holds Lessee harmless from any liability, on account of any claimed damages or injury and from all liens, claims, and demands, including reasonable attorney's fees, investigation costs, and reasonable costs, with respect to any claim or demand, arising out of the negligence or willful misconduct of Lessor, its contractors, agents or employees. Lessor shall, at Lessor's expense and by counsel reasonably satisfactory to Lessee, defend Lessee in any action or proceeding arising from any such claim and shall indemnify Lessee against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding.

            9.2 LESSOR'S INSURANCE. Lessor shall carry insurance to protect the Building and Lessor, as Lessor shall from time to time deem necessary, based upon reasonable for comparable buildings in the Pasadena area. The cost of such insurance shall be included as a part of Common Area Expenses.

            9.3 LESSEE'S INSURANCE. Lessee's obligations with respect to insurance shall be as follows:

                9.3.1 Lessee agrees to apply for and obtain from insurance companies reasonably acceptable to Lessor and authorized to do business in California with a financial rating of at least A, VI in the most current available edition of "Best's Insurance Reports", effective from and after the Actual Commencement Date, at Lessee's sole cost and expense, insurance coverage as follows:

                      9.3.1.1 Comprehensive general liability coverage issued in the names of Lessee and Lessor with limits of not less than One Million Dollars ($1,000,000) for damage to property and not less than One Million Dollars ($1,000,000) single limit liability for injury to persons with respect to the Premises, the business operated by Lessee in the Premises, and the maintenance, use, and condition thereof. Such public liability and property damage insurance shall specifically insure the performance by Lessee of the indemnity provided in Section 9.1;

                      9.3.1.2 Insurance covering Improvements included in Lessee's Work, Alterations, trade fixtures, and personal property in or on the Premises, in an amount not less than one hundred percent (100%) of their full replacement cost, providing protection against any peril included within the classification "Fire and Extended Coverage", together with protection against flood, sprinkler damage, vandalism, and malicious mischief. If requested by Lessor, Lessee shall name Lessor's first mortgagee as loss payee under any such casualty insurance carried by Lessee. Any policy proceeds shall be used for the repair and replacement of the property damaged or destroyed, unless this Lease shall terminate pursuant to Section 17.2. Upon termination of the Lease following a casualty, Lessee shall be entitled to any proceeds received for its trade fixtures and personal property, and the balance shall be paid to Lessor.

                      9.3.1.3 Worker's Compensation as required by law.

                9.3.2 Executed copies of such policies of insurance, or certificates thereof, shall be delivered to Lessor within ten (10) days after issuance of each such policy. All policies shall contain a provision that Lessor, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its employees and agents by reason of the negligence of Lessee. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Lessee in like type and amount. New policies, or renewals, shall be delivered to Lessor at least ten (10) business days prior to the expiration of the term of the existing policy. All policies of insurance delivered to Lessor must contain a provision that the company writing such policy will give Lessor notice in writing at least thirty (30) days in advance of any cancellation or lapse, or the effective date of any reduction in type or amount of coverage. All policies shall be written as primary policies, not contributing with and not in excess of coverage which Lessor may carry.

                9.3.3 Lessee's obligation to carry insurance may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee, provided, however, (i) Lessor shall be named as an additional insured thereunder as its interest may appear; (ii) the coverage required by this Section 9.3 will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (iii) the requirements set forth herein are otherwise satisfied. If Lessee does not obtain the insurance coverage as required in this Section 9.3, Lessor may, but it is not obligated to, secure such coverage and Lessor shall be entitled to reimbursement for the cost thereof plus interest at the Lease Interest Rate as Rent.

                9.3.4 Lessee shall report in writing to Lessor any accident causing property damage reasonably estimated at more than Five Thousand Dollars ($5,000) or involving any injury to a person on the Premises or caused by Lessee, its employees and/or agents at the Building.

            9.4 ASSUMPTION OF RISK. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to Lessee's personal property or injury to persons, in, upon or about the Premises and the Building from any cause, except for damage or injury caused by the negligence or willful acts of Lessor, its employees, agents, and contractors, and Lessee hereby waives any such claims against Lessor. Lessor, its employees, and agents shall not be liable for any damage to Lessee's personal property entrusted to Lessor, nor for loss or damage to Lessee's personal property by theft or otherwise.

            9.5 INSURANCE RELATED USE RESTRICTIONS. Lessee agrees that it will not do anything in or about the Premises that will in any way increase the rates for insurance covering the Building, or cause a loss of coverage for the Building. Lessee agrees to pay to Lessor, within thirty (30) days of receipt of an invoice and supporting documentation from the insurer, the amount of any increase in premiums charged to Lessor for any insurance carried by Lessor, which increase results from Lessee's violation of the foregoing restriction, whether or not Lessor has consented to Lessee's actions. Lessee shall install any fire extinguishing equipment that Lessor's insurance underwriters or applicable fire, safety, and building codes and/or regulations may require at the Premises after Lessee's acceptance thereof.

ARTICLE 10: ALTERATIONS

            10.1 ALTERATIONS. Lessee agrees that it will not make any Alterations to the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall be responsible for the entire cost of all permitted Alterations. All Alterations shall be (i) under the supervision of a competent architect or competent licensed structural engineer;
(ii) made in accordance
with plans and specifications which are approved in writing by Lessor before the commencement of work; (iii) done in a workmanlike manner by a licensed contractor approved in writing by Lessor;, and (iv) diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Any Alterations shall be performed and done strictly in accordance with all laws and ordinances relating thereto including, without limitation, all requirements of the City of Pasadena and County of Los Angeles. In performing any Alterations, Lessee shall have the work performed in such a manner as not to obstruct access to the Premises or interfere with the quiet enjoyment of any other lessees in the Building. Upon completion of such work, Lessee shall file of record, in the office of the Los Angeles County Recorder, a Notice of Completion as permitted by law. Lessee shall provide to Lessor, or cause to be provided, a copy of the building permit, building inspection approvals, and recorded Notice of Completion.

            10.2 RIGHTS UPON TERMINATION. Upon the expiration or earlier termination of Lessee's leasehold estate, Alterations approved by Lessor shall not be removed by Lessee, but shall become a part of the Premises and the property of Lessor. Notwithstanding the foregoing, Lessor may, at Lessor's option, require that Lessee remove, at Lessee's expense, Alterations placed in the Premises by Lessee upon the expiration or earlier termination of this Lease, if Lessor's approval of such Alterations was conditioned upon such removal. Lessor may exercise said option as to any or all Alterations, either before or after the expiration or earlier termination of this Lease. If Lessor exercises such option and Lessee fails to remove the designated items prior to termination of the Lease, Lessor shall have the right to have such items removed at the expense of Lessee and charge Lessee Rent for the time during which such items remain on the Premises after the date of termination. As to any Alterations that Lessor does not require Lessee to remove, title thereto shall vest in Lessor without cost to Lessor.

ARTICLE 11: MECHANIC'S LIENS

            11.1 LESSEE'S COVENANTS. Lessee agrees to pay all costs for work done by it or caused to be done by it in the Premises. Lessee will keep the Premises and the Building free and clear of all mechanic's and other liens on account of work done by Lessee or persons claiming under it. Lessee agrees to indemnify, defend, and save Lessor free and harmless against liability, loss, damages, costs, attorneys' fees, and all other expenses on account of claims of lien laborers or materialmen or others for work performed or materials furnished for Lessee or persons claiming under Lessee.

            11.2 CONTEST OF LIEN. If a lien or notice of the lien is filed with respect to any work done by or for Lessee, Lessee shall, within ten (10) days of the filing of such lien or notice, furnish to Lessor adequate security in the amount of the claim, plus estimated costs and interest, or a bond from a corporate surety approved in writing by Lessor, in an amount adequate to insure the discharge of the lien. If, as final judgment establishing the validity of existence of a lien for any amount is entered, Lessee shall immediately pay the same.

            11.3 RIGHT TO CURE. If Lessee shall be in default in paying any charge for which a mechanic's lien claim has been filed and shall not have given Lessor security to protect the Building and Lessor against such claim of lien, Lessor may, but shall not be so required to, pay said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Lessee to Lessor as Rent. Lessee shall pay the same to Lessor with interest at the Lease Interest Rate from the date(s) of Lessor's payment(s).

            11.4 NOTICE OF LIEN. Should any claim of lien be filed against the Premises, or any action affecting the title to the Building be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

            11.5 NOTICE OF NONRESPONSIBILITY. Lessor, its employees, lender, and agents shall have the right to go upon and inspect the Premises at all reasonable times and shall have the right to post and keep posted thereon a notice of nonresponsibility, or such other notices which Lessor may deem to be proper for the protection of Lessor's interest in the Premises. At least five
(5) days before the
commencement of any Alterations, Lessee shall give to Lessor written notice of Lessee's intention to commence work to enable Lessor to post such notice.

ARTICLE 12: SIGNAGE

            12.1 SIGNAGE CRITERIA. Subject to Lessor's reasonable approval as set forth below, Lessee, at Lessee's expense, shall be permitted to install at the south pedestrian entrance, a monument or garden wall sign identifying Lessee in size, color, and content consistent with existing signage.

            12.2 LESSOR'S APPROVAL. Lessee shall not art's, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises or Building, including without limitation, the inside or outside of windows or doors, without the written consent of Lessor. Lessor shall have the right to remove any signs or other matter, installed without Lessor's permission, without being liable to Lessee by reason of such removal, and to charge the cost of removal to Lessee as Rent, payable within ten (10) days after receipt of an invoice from Lessor.

            12.3 LESSOR'S RESPONSIBILITY. Lessor, at Lessor's expense, shall identify Lessee's occupancy of the Premises with a directory or other signage in the main lobby of the Building.

            12.4 LESSEE'S RESPONSIBILITY. Except as otherwise provided herein, Lessee, at Lessee's expense, shall furnish all signs, including parking signs, wall signs, and directory identification strips, if any.

ARTICLE 13: FIXTURES AND PERSONAL PROPERTY

            13.1 TRADE FIXTURES AND PERSONAL PROPERTY. Any trade fixtures and personal property of Lessee not permanently affixed to the Premises shall remain the property of Lessee. Lessor agrees that Lessee shall have the right, upon the expiration or earlier termination of the Lease Term, to remove its trade fixtures and other personal property which it stored or installed in the Premises. At Lessor's option, Lessee shall have the obligation to remove all trade fixtures and personal property upon expiration or earlier termination of the Lease Term. Lessee, at its expense, shall immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures and personal property and shall, upon the last day of the Lease Term or date of earlier termination, leave the Premises in a neat and clean condition, free of debris.

ARTICLE 14: ASSIGNMENT, SUBLETTING, MORTGAGING, AND CHANGE IN OWNERSHIP

            14.1 DEFINITIONS. As used in this Article, the following definitions shall apply:

                 14.1.1 "Transfer" means any (i) voluntary or involuntary assignment of Lessee's entire interest, rights, and duties in the Lease or the Premises, including Lessee's right to use, occupy, and possess the Premises; or
(ii) sublease of Lessee's right to use, occupy, and/or possess the Premises, in whole or in part.

                 14.1.2 "Encumbrance" means any conditional, contingent, or deferred assignment or sublease, voluntarily or involuntarily made by Lessee, of some or all of Lessee's right to use, occupy, and possess the Premises, including, without limitation, any mortgage, deed, deed of trust, pledge, hypothecation, lien, franchise, license, concession, or other security arrangement.

                 14.1.3 "Change of Control" means the transfer by sale, assignment, death or incompetency, mortgage, trust, operation of law, or otherwise of any shares, voting rights, or ownership interests (including partnership interests) which will result in a change in the identity of the person or persons exercising, or who may exercise, effective control of Lessee, unless such change results from the trading of such shares listed on a recognized public stock exchange and such trading is not for the purpose of acquiring effective control of Lessee. If Lessee is a private corporation whose stock becomes publicly held with its shares listed on a recognized public stock exchange, the transfer of such stock from private to public ownership shall not be deemed a Change of Control.

                 14.1.4 "Occupancy Transaction" means any Transfer,
Encumbrance, Change of Control, or other arrangement whereby the identity of the person or persons using, occupying, or possessing the Premises changes or may change, whether such change be of an immediate, deferred, conditional, exclusive, nonexclusive, permanent, or temporary nature.

                 14.1.5 "The Transferee" means any proposed assignee, sublessee, mortgagee, pledgee, or other recipient of Lessee's interest, rights, or duties in this Lease or the Premises in an Occupancy Transaction.

            14.2 RESTRICTIONS ON OCCUPANCY TRANSACTIONS. Any Occupancy Transaction shall be subject to restrictions as hereinafter provided.

                 14.2.1 Lessee shall not enter into any Occupancy Transaction with respect to any of Lessee's interest in the Premises without first procuring the written consent of Lessor, which consent shall not be unreasonably withheld. Any attempted Occupancy Transaction without Lessor's written consent shall be void and confer no rights upon any third person. Lessor reserves the right to refuse to give such consent unless Lessee remains fully liable for the unexpired portion of the Lease Term. The consent by Lessor to any assignment or subletting shall not be construed to relieve Lessee or any Transferee from complying with the terms of this Article 14 with respect to any future Occupancy Transaction.

                 14.2.2 By way of example and without limitation, Lessor and Lessee hereby agree that it shall be reasonable for Lessor to withhold its consent if any of the following situations exist or may exist:

                 (i) The Transferee's proposed use of the Premises is different than the Permitted Uses described in the Basic Lease Provisions.

                 (ii) In Lessor's reasonable judgment, the Transferee lacks sufficient ability, management and/or expertise to operate a successful business.

                 (iii) With respect to a nonaffiliated entity, the net worth is insufficient to provide Lessor with reasonable assurances regarding the Transferee's ability to pay the remaining obligations hereunder based upon reasonably industry standards.

            14.3 PROCEDURES FOR APPROVAL OF OCCUPANCY TRANSACTIONS:

                 14.3.1 Should Lessee desire to enter into an Occupancy Transaction, Lessee shall request in writing Lessor's consent to such Occupancy Transaction at least fifteen (15) working days before the effective date of such transaction, and shall provide Lessor with the following:

                 (i)   The particulars of the proposed Occupancy
Transaction, including its nature, all consideration to be paid, the effective date, terms and conditions, and copies of any offers, agreements, subleases, letters of commitment or intent, and/or other documents pertaining to such Occupancy Transaction.

                 (ii) A description of the identity, net worth, and previous business experience of the Transferee and the persons involved therein including, without limitation, copies of the Transferee's latest income statement, balance sheet, and change-of-financial-position statement (with accompanying notes and disclosures of all material changes thereto) in audited form, if available, and certified as accurate by the Transferee.

                 (iii) Business and financial references of the Transferee and the persons involved therein.

                 (iv) Any further information relevant to the Occupancy Transaction which Lessor may reasonably request.

                 (v) A statement that Lessee intends to consummate the Occupancy Transaction if Lessor consents thereto.

                 14.3.2 Within fifteen (15) working days after receipt by Lessor of the information required by Section 14.3.1 above, Lessor may either:

                 (i)  Consent to the Occupancy Transaction; or

                 (ii) Refuse to consent to the Occupancy Transaction if, pursuant to Section 14.2 above, Lessor is entitled to withhold its consent.

            14.4 DOCUMENTATION AND EXPENSES. Each Occupancy Transaction to which Lessor has consented shall be evidenced by an instrument made in written form reasonably satisfactory to Lessor, executed by Lessee and the Transferee. By such instrument, the Transferee shall assume and promise to perform the terms, covenants, and conditions of this Lease which are obligations of Lessee, including the payment of Rent. Lessee shall, upon demand of Lessor, reimburse Lessor for Lessor's reasonable costs, including attorneys' fees, incurred in obtaining advice, reviewing, and preparing documentation for each Occupancy Transaction for which consent has been requested, but not to exceed Five Hundred Dollars ($500.00).

            14.5 RENT PAYMENTS BY TRANSFEREE. In the event Lessor shall consent to an Occupancy Transaction, the Transferee shall thereafter pay directly to Lessor the Rent specified herein.

            14.6 AFFILIATED COMPANY EXCEPTION. Notwithstanding the foregoing, occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Lessee, or an entity into which Lessor is merged or consolidated, including an entity which acquires substantially all of the assets of Lessee, shall not be deemed an Occupancy Transaction provided that such parent, subsidiary, affiliated company, or entity was not formed as a subterfuge to avoid Lessee's ob`1 ligations under this Section 14. In such case, Lessee shall provide Lessor with all information required for an Occupancy Transaction to enable Lessor to verify compliance with the terms of this exception.

            14.7 DISPOSITION OF PROFITS FROM OCCUPANCY TRANSACTION. In the event that the Rent due from a transferee in an Occupancy Transaction is greater than the Rent provided herein, any excess Rent after deducting all expenses incurred by Lessor and Lessee in consummating such Occupancy Transaction, shall be payable fifty percent (50%) to Lessor and fifty percent (50%) to Lessee. The party receiving payment from the Transferee shall pay the other party fifty percent (50%) of the excess rent within thirty (30) days of receipt.

            14.8 LESSEE'S LIABILITY. Nothing herein contained shall be constituted to release Lessee from its liability hereunder in the event of an Occupancy Transaction.

ARTICLE 15: LESSEE'S CONDUCT OF BUSINESS

            15.1 ADVERTISING PROHIBITION. Lessee shall not display or sell merchandise, or allow tables, aerials, antennae, portable signs, or any other objects to be stored or placed outside of the walls which demise the Premises. Lessee shall remove any objects maintained in violation of this Section 15.1 immediately upon notice from Lessor or Lessor shall be entitled to remove said objects. Within ten (10) days of receipt of an invoice from Lessor, Lessee shall reimburse Lessor for its costs and expenses in removing any of said objects, and the amount of such reimbursement shall be deemed Rent payable hereunder. In addition, Lessee shall not solicit in the Building without the prior written approval of Lessor.

            15.2 TRASH AND RUBBISH. Lessee agrees that all trash and rubbish of Lessee shall only be deposited within trash receptacles provided by Lessee in the Premises. Garbage must be in watertight containers that do not permit any dripping or any odors to escape. Lessor shall cause trash receptacles filled with normal office refuse to be emptied and trash removed as a part of the janitorial service, which service shall be charged as a part of Common Area Expenses. Any extraordinary trash generated by Lessee must be removed from the Building by Lessee. Should Lessee fail to use the designated trash receptacles and/or remove any extraordinary trash from the Building within twenty-four (24) hours after notice from Lessor to do so, Lessor may correct said problem and Lessee shall pay to Lessor the cost thereof plus a twenty percent (20%) administrative fee as Rent. Acceptance of any such charges shall not constitute a waiver by Lessor of Lessee's breach or prevent Lessor from exercising any of the other rights and remedies available to Lessor hereunder or as provided by law.

            15.3 CONFORMANCE WITH LAWS. Lessee shall, at its sole cost and expense, conform to, abide by, and comply with all laws, statutes, ordinances, rules, and regulations of all governmental authorities having jurisdiction over the Premises. Nothing herein contained shall obligate Lessee for structural alterations unless required by Lessee's use of, or Alterations to, the Premises except in connection with its liability for its Proportionate Share of Common Area Expenses set forth in Section 18.2, as Excess Expenses. Where permits are required from governmental authorities for a particular operation, such permits shall be secured before such operation is undertaken.

            15.4 SAFE AND CLEAN ENVIRONMENT. Lessee shall keep the Premises in a safe, clean, wholesome, and sanitary condition to the reasonable satisfaction of Lessor, who shall have the right, upon reasonable notice, to enter and inspect the Premises and the business conducted on the Premises. Should Lessor or any representative of an appropriate governmental authority determine the Premises are not being maintained in compliance with the terms of this Lease, Lessor shall be entitled to put the Premises in a safe, clean, wholesome, and sanitary condition as required hereunder or by law and o charge expenses thereby incurred to Lessee as Rent.

ARTICLE 16: REPAIRS AND MAINTENANCE

            16.1 LESSOR'S OBLIGATIONS. Lessor shall maintain in good order, condition and repair the Building consistent with comparable first class buildings, except for the obligations of Lessee, and other lessees as hereinafter set forth.

            16.2 LESSEE'S OBLIGATIONS.

                 16.2.1 Lessee, at Lessee's sole expense, shall, except for services furnished by Lessor pursuant to Article 8 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, and special items and equipment installed by or at the expense of Lessee.

                 16.2.2 Lessee shall be responsible for all repairs in and to the Premises, the Building, and the facilities and systems thereof, the need for which arises out of (i) errors in design of Lessee's lighting, plumbing and heating and air conditioning systems, (ii) the installation, removal, use or operation of Lessee's property in the Premises, (iii) defective workmanship in the completion of Lessee's Work or Alterations, (iv) the moving of Lessee's property into or out of the Building, or (v) the willful act, omission, misuse or negligence of Lessee, its agents, contractors, employees or invitees.

            16.3 LESSEE'S ACCEPTANCE AND WAIVER. By accepting possession of the Premises, Lessee accepts the Premises as being in the condition called for by this Lease, except for such items as Lessee shall advise Lessor in writing within ten (10) days from the date Lessee accepts possession of the Premises and latent defects. Lessee hereby waives any provisions of law permitting repairs by Lessee at the expense of Lessor, including, without limitation, all rights granted to Lessee under Sections 1941 and 1942 of the Civil Code of the State of California.

ARTICLE 17: RECONSTRUCTION

            17.1 INSURED CASUALTY. In the event of damage or destruction of the Premises by fire, the elements, acts of God, or any other cause, which damage or destruction is covered by insurance then in effect with respect to the Building, Lessor shall repair such damage or destruction and this Lease shall continue in full force and effect. Lessee, at its sole cost and expense, shall promptly repair the interior of the Premises, including Improvements included in Lessee's Work, Alterations, fixtures, furniture, furnishings, and equipment.

            17.2 UNINSURED CASUALTY. In the event the damage or destruction of the Premises is not fully covered by insurance, Lessor shall have the option to repair or not to repair the Premises. If Lessor elects to repair the Premises, this Lease shall remain in full force and effect and Lessee, at its sole cost and expense, shall promptly repair the interior of the Premises, including the Improvements included in Lessee's Work, Alterations, fixtures, furniture, furnishings, and equipment. If Lessor elects not to repair the Premises, Lessor shall give written notice of such election to Lessee within ninety (90) days of the event of damage or destruction and this Lease shall thereupon terminate. Notwithstanding the foregoing, if the repairs cannot reasonably be completed within a period of six (6) months from the date of damage or destruction, either party by written notice delivered to the other may terminate this Lease within thirty (30) days after Lessor has notified Lessee of the schedule for reconstruction. Lessor shall provide such schedule within sixty (60) days from the date of such damage or destruction.

            17.3 ABATEMENT OF RENT. In the event that Lessor undertakes repairs, Lessee shall continue the operation of its business in the Premises during such repair period, to the extent reasonably practicable from the standpoint of prudent business management. The Rent due from Lessee to Lessor during the period such damage or repair continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, unless such damage or repair was caused by the negligence or willful misconduct of Lessee, its employees or agents. If caused by the negligence or willful misconduct of Lessee, its employees or agents, Rent shall not be abated. Lessee shall not be entitled to any compensation or damages from Lessor for any loss of use of the Premises, Lessee's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

            17.4 WAIVER AND NOTICE. With respect to any partial or total destruction which Lessor is obligated to restore or elects to restore under any of the provisions of this Lease, the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the Civil Code of California, are hereby waived by Lessee. Lessee shall give written notice to Lessor of any damage or destruction that occurs on the Premises within ten (10) days of such damage or destruction.

ARTICLE 18: COMMON AREA EXPENSES

            18.1 RESPONSIBILITY AND PAYMENT FOR COMMON AREA EXPENSES. Lessor shall keep, or cause to be kept, the Common Areas of the Building in a neat, clean, and orderly condition, properly lighted and landscaped and provide services in the Premises as are more particularly described in Exhibit F. Common Area Expenses are included in determining Excess Expenses, which are charged to Lessee as set forth in Section 5.2.

            18.2 DEFINITION COMMON AREA EXPENSES. The phrase "Common Area Expenses" shall include the total cost incurred in operating, maintaining, and managing the Building, including the Common Areas, specifically including each of the following services:

                 (i) Salaries and benefits for onsite staff required to operate and maintain the Building.

                 (ii) Sanitary control, pest control, janitorial services, and removal of trash, rubbish, garbage, and other refuse.

                 (iii) Lighting and utility systems, including incidental temporary power, which may be provided for the construction of tenant improvements in the Building.

                 (iv)   Gardening, planting, and landscaping.

                 (v) Property management fees, but not exceeding property management fees charged by major real estate firms in the Pasadena area.

                 (vi)   Roof, building, and project signage repairs.

                 (vii) Parking lot sealing, line, restriping, sweeping, and cleaning.

                 (viii) Reasonable reserves for replacements and repairs.

                 (ix) Bookkeeping and/or accounting fees, including any reports required to be completed by a certified public accounting firm.

                 (x) Maintenance and repair of any fire protection systems.

                 (xi)   Directional signs and other markers and bumpers.

                 (xii) Contractor, installation, and maintenance costs and expenses pertaining to security for the Building.

                 (xiii) Capital improvements or additions to the Building and any machinery or equipment installed therein which are required by any governmental authority or which have the effect of reducing Common Area Expenses. Lessor shall amortize the cost of any capital improvements or additions with a life in excess of two (2) years, which capital improvement or addition costs is in excess of Ten Thousand Dollars ($10,000). In such event, only the current portion, together with reasonable interest thereon, shall be charged as a Common Area Expense. Appropriate prorations shall be made for any partial year during the Lease Term.

                 (xiv) Capital repairs required to the roof, structure, mechanical, electrical, plumbing, or any other mechanical or structural components of the Building. Lessor shall amortize the cost of any capital repair with a life in excess of two (2) years, which repair cost is in excess of Ten Thousand Dollars ($10,000). In such event, only the current portion, together with reasonable interest thereon, shall be charged as Common Area Expenses. Appropriate prorations shall be made for any partial year during the Lease Term.

                 (xv) Seasonal and other decorations consistent with holidays and special events observed in the Pasadena area.

                 (xvi) Maintenance of street trees and landscaping, sidewalks, pedestrian walkways, pavement embellishments, and improvements, if any, in the public right of way which affect the appearance of, or otherwise benefit, the Building.

                 (xvii) Any costs or expenses incurred in connection with any changes permitted under the terms of this Lease, repairs, or maintenance of the Building, including the cost of operation of any additional or replacement parking.

                 (xviii) Any other reasonable charges resulting from the operation, maintenance, and management of the Building.

Notwithstanding any provision to the contrary, Common Area Expenses shall not include:

                 (i) Any expenditures incurred by Lessor in the expansion of the Building, or as a part of tenant improvements for any lessee.

                 (ii) Costs, repairs or other work reimbursed by fire or other casualty insurance of Lessor, except for the amount of any deductibles.

                 (iii) Leasing commissions and other expenses incurred in leasing or procuring new tenants.

                 (iv) Legal fees, other than those related to the operation of the Building, planning fees, architectural fees, and engineering fees incurred in connection with the leasing of the Building.

                 (v) Any costs in defending any lawsuits with mortgagees unless caused by an event of default by Lessee or other lessees.

                 (vi) Any construction allowance paid by Lessor to any lessee of the Building.

                 (vii) Any other costs specified herein to be at Lessor's cost and expense.

                 (viii) Increases in Common Area Expenses exceeding five percent (5%) per year except for capital repairs resulting from occurrences beyond the reasonable control of Lessor.

            Lessor shall use due diligence to obtain goods and services required for the maintenance of the Building at prices competitive in the Pasadena area.

            18.3 LIABILITY FOR SECURITY. Nothing contained herein shall be deemed to create any liability upon Lessor for any loss of, or damage to, the property of Lessee, its employees, agents, or customers, or for loss of property. Lessee acknowledges that if Lessor elects to engage a security service and/or device, Lessor does not represent or guarantee that Lessee, its employees, agents or customers will be secure from losses caused by the illegal acts of third parties and does not assume responsibility to prevent any such illegal acts. In order to induce Lessor to engage such service and/or device, Lessee hereby waives any present or future claims Lessee may have against Lessor, whether known or unknown, for bodily injury or property damage or loss arising from the performance of such security service. Lessor hereby grants to Lessee the right to install its own security system and/or provide for a secured area in the Premises, provided that reasonable access shall be provided Lessor and its agents to provide the services and such other purposes as are set forth herein.

            18.4 RESERVED AND VISITOR PARKING RESTRICTIONS.

                 18.4.1 Parking spaces are available in the parking garage serving the Building (the "Parking Garage"). Lessee has hired spaces on a designated and non-designated basis as set forth in the Basic Lease Provisions. Designated spaces, if any, hired by Lessee are identified by diagonal lines on Exhibit "F", attached hereto and incorporated by reference herein. For each space reserved in the Parking Garage, Lessee has been provided with a magnetic card, which card Lessee shall maintain in good condition and repair. Lessee shall pay to Lessor the amount of Twenty Dollars ($20.00) as Rent, in the event that a magnetic card provided by Lessor to Lessee is lost or damaged.

                 18.4.2 Visitor parking is available on a fee basis in the Parking Garage. Visitor parking is currently available at a daily rate of Four Dollars ($4.00) per day. Lessee shall be permitted to purchase from Lessor visitor tokens or passes for access to and egress from the Parking Garage at a cost equal to seventy-five percent (75%) of the daily rate. Lessor reserves the right, in its sole discretion, to change the daily rate (and visitor rate charged to Lessee) based upon market conditions from time to time in the City of Pasadena.

                 18.4.3 In the event any surcharge or regulatory fee is imposed by any governmental authority based upon reserved parking at the Building, Lessee shall (commencing after two weeks' notice to Lessee) pay, per reserved parking space, such surcharge (or regulatory fee) to Lessor concurrently with the next monthly installment of rent due for parking.

                 18.4.4 Lessee's automobiles are accepted for parking only. Lessor assumes no liability for fire, theft, or damage in or to any automobile, except through the negligence or willful misconduct of Lessor, its employees, agents, or contractors. Lessor shall not be responsible for articles left in any automobile, including, but not limited to CB radios, antennas, CD or tape decks, and compact discs or tape cassettes. No employee of Lessor, or their agents, have authority to vary or increase Lessor's liability. Notice to Lessor's employees of personal property left in automobiles poses no liability on Lessor.

                 18.4.5 Lessee shall be liable to Lessor for any loss or damage to the Property or injury to persons or other property caused by Lessee or Lessee's agents, employees, or contractors relating to the parking privileges set forth herein.

                 18.4.6 Lessee may not sell, assign, or sublet any of the parking rights granted in this Lease, without the prior written consent of Lessor. Lessor may withhold consent in its sole and absolute discretion.

                 18.4.7 If Lessee has reserved designated spaces, Lessee will provide Lessor with a list of employees and cars assigned to designated spaces, updated at least quarterly, and cooperate with Lessor in enforcement of parking controls set forth in the Rules and Regulations.

                 18.4.8 Lessee, employees, agents, and clients who violate any of the parking provisions set forth in this Section 18 and the Rules and Regulations may be ticketed and/or towed, in the sole discretion of Lessor. Parking tickets shall be payable to the City of Pasadena in accordance with municipal ordinances. The cost of towing a vehicle owned by Lessee, its employees, agents and/or clients, shall be paid by Lessee to Lessor as Rent within thirty (30) days of receipt of an invoice from Lessor.

                 18.4.9 Lessee's rights to designated and non-designated spaces provided herein shall be available on a twenty four (24) hour basis, except Holidays and Special Event Days as hereinafter defined. While parking is available on a twenty four (24) hour basis, designated spaces may be used by others after 6:00 p.m. and at all times on Special Event Days and Holidays. The location and type of parking spaces shall be in accordance with general industry practices as determined from time to time by Lessor. Lessee acknowledges that certain spaces in the parking garage have been designated for exclusive use by other lessees. Holidays shall include New Years Day, Memorial Day, Independence Day, Labor Day, thanksgiving Day, and Christmas Day. Special Event Days shall include days during which the Rose Bowl is being utilized for UCLA games, Rose Parade and rose Bowl games, and other weekend days where a major event of the Rose Bowl results in demand for parking at the West Annex Garage.

            18.5 CONTROL OF COMMON AREAS. Lessor shall have the right to control the use by Lessee, its employees, agents, and clients, of the Parking areas, driveways, entrances and exits, sidewalks and pedestrian passageways, and other designated Common Areas. Lessor may at any time exclude and restrain any person from use of Common Areas, excepting, however, bona fide clients, patrons, and suppliers of Lessee and other lessees who use said areas in accordance with the Rules and Regulations.

ARTICLE 19: DEFAULT BY LESSOR

            19.1 NO RIGHT OF TERMINATION. In the event that Lessee claims that Lessor is in breach of this Lease or that Lessor has failed to perform any of the terms, covenants, or conditions contained herein,

Lessee shall give written notice of such claim of breach to Lessor. Lessor shall have thirty (30) days after receipt of written notice, or such additional time as may be reasonably required, to cure such breach. Lessor shall not be considered in breach of this Lease unless this procedure has been followed by Lessee. In any event, Lessee may not terminate this Lease as a consequence of any such breach.

            19.2 LIMITATION OF LIABILITY. Lessee agrees, in the event of any actual or alleged breach by Lessor, as follows:

                 19.2.1 The sole and exclusive remedy shall be against Lessor's interest in the Building.

                 19.2.2 No service of process shall be made against any officer or employee of Lessor (except as may be necessary to secure jurisdiction of the corporation).

                 19.2.3 No officer or employee of Lessor shall be required to answer or otherwise plead to any service of process.

                 19.2.4 No judgment will be taken against any officer or employee of Lessor.

                 19.2.5 Any judgment taken against any officer or employee of Lessor may be vacated and set aside at any time effective as of the date such judgment was entered.

                 19.2.6 No writ of execution will ever be levied against the assets of any officer or employee Lessor.

                 19.2.7 These covenants and agreements are enforceable by Lessor and by any officer or of Lessor.

                 19.2.8 No action may be brought by Lessee against Lessor, or its successor, for any claim occurring during a period for which Lessee has represented in a writing, such as an estoppel certificate, that Lessor is not in breach of the terms hereof.

                 19.2.9 In no event shall any action be brought by Lessee against Lessor more than three (3) years after the action or occurrence which is the basis for the alleged claim.

ARTICLE 20: DEFAULT BY LESSEE

            20.1 ACTIONS OR OMISSIONS CAUSING DEFAULT. The occurrence of any of the following actions or omissions shall constitute a material breach of this Lease by Lessee:

                 20.1.1 The failure of Lessee to pay, or cause to be paid when due, Rent or other charges required by this Lease to be paid by Lessee when such failure continues for a period of ten (10) days after written notice.

                 20.1.2 The legal abandonment of the Premises by Lessee.

                 20.1.3 The failure of Lessee to do, or cause to be done, any act required by this Lease, other than payment of Rent or other charges, which failure continues for a period of ten (10) days after written notice or, if such breach cannot reasonably be cured within said ten (10) day period, Lessee fails to commence curative action within said ten (10) day period and diligently to pursue the same to completion.

                 20.1.4 Lessee causing, permitting, or suffering, without the prior written consent of Lessor, any act when this Lease requires Lessor's prior written consent or prohibits such act.

                 20.1.5 To the extent permitted by law, any act of bankruptcy caused, suffered, or permitted by Lessee. For purposes of this Lease, "act of bankruptcy" shall include any of the following:

                 (i) Any general assignment or general arrangement for the benefit of creditors;

                 (ii) The filing of any petition by or against Lessee to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under Title 11 of the United States Code relating to bankruptcy, as amended or comparable law ("Bankruptcy Code"), unless such petition is filed against Lessee and dismissed within ninety (90) days;

                 (iii) The appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or Lessee's interest in this Lease;

                 (iv) The attachment, execution, or other judicial seizure of substantially all of Lessee's assets located in the Premises or Lessee's interest in this Lease; or

                 (v) The discovery by Lessor that any financial statement initially given to Lessor by Lessee, or its successor-in-interest, or by any guarantor of Lessee's obligations hereunder, was intentionally false.

            20.2 LEGAL NOTICES. Any notice required herein shall be in lieu of, and not in addition to, any notice required by California Code of Civil Procedure Section 1161 et. seq. In the event that Lessor issues a three (3) day notice, notice of abandonment, or comparable document by reason of Lessee's breach, and Lessee cures such breach, Lessee agrees to pay to Lessor the reasonable cost of preparation, delivery, and/or service of any such notice.

            20.3 RENT ACCEPTANCE, NO WAIVER. The acceptance by Lessor of Rent due hereunder after breach by Lessee shall not constitute a waiver of such breach, unless a writing to that effect has been delivered to Lessee.

ARTICLE 21: REMEDIES UPON DEFAULT

            21.1 LESSOR ELECTION OF REMEDIES. In the event of a breach by Lessee, in addition to other rights or remedies of Lessor at law or in equity, Lessor shall have the right, without further notice or demand of any kind, to do the following:

                 21.1.1 Terminate this Lease and Lessee's right to possession of the Premises and reenter the Premises and take possession thereof, and Lessee shall have no further claim to the Premises or under this Lease; or

                 21.1.2 Continue this Lease in effect, re-enter and occupy the Premises for the account of Lessee, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

                 21.1.3 Re-enter the Premises under the provisions of Section
21.1.2 above, and thereafter elect to terminate this Lease and Lessee's right to possession of the Premises.

            21.2 BANKRUPTCY CODE LIMITATIONS. If Lessor shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of the Bankruptcy Code, Lessee, as a debtor-in-possession, or any trustee appointed for the benefit of Lessee, agrees promptly, within no more than sixty (60) days upon request by Lessor to the Bankruptcy Court, to assume or reject this Lease. Lessee on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any application by Lessor to assume or reject this Lease with the Bankruptcy Court. In such event, Lessee, or any trustee for Lessee, may only assume this Lease if it (i) cures or provides adequate assurance that the trustee will promptly cure any breach hereunder; (ii) compensates Lessor or provides adequate assurance that Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from any breach; and (iii) provides adequate assurance of performance during the remaining Lease Term of all covenants and conditions of this Lease to be performed by Lessee. In no event, after the assumption of this Lease, shall any then-existing breach remain uncured for a period in excess of ten (10) days. Adequate assurance of performance of this Lease, shall include, without limitation, reasonable assurance that (i) there is a source of payment of Rent reserved hereunder; and (ii) the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code by or against Lessee, Lessor shall have no obligation to provide Lessee with any services required, unless Lessee shall have paid and is current with all payments of Base Rent, Parking Rent, Excess Expenses, and other charges provided herein.

            21.3 ACTION WITHOUT TERMINATION. If Lessor re-enters the Premises under the provisions of either Sections 21.1.2 or 21.1.3 above, Lessor shall not be deemed to have terminated this Lease or the obligation of Lessee to pay Rent or other charges thereafter accruing even if Lessee surrenders possession of the Premises pursuant to a notice under the unlawful detainer statutes, unless Lessor notifies Lessee in writing of Lessor's election to terminate this Lease. In the event of any re-entry or retaking of possession by Lessor, Lessor shall have the right, but not the obligation, to remove all or any part of Lessee's property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Lessee. If Lessor elects to re-let the Premises for the account of Lessee, the Rent received by Lessor from such re-letting shall be applied as follows:

                 (i) To the payment of any obligations other than Rent due hereunder from Lessee to Lessor;

                 (ii)  To the payment of any costs of such re-letting;

                 (iii) To the payment of the cost of any alterations or repairs to the Premises;

                 (iv)  To the payment of Rent due and unpaid hereunder; and

                 (v) The balance, if any, shall be held by Lessor and applied in payment of future Rent, as it becomes due.

            If that portion of Rent received from the re-letting which is applied against the Rent due hereunder is less than the amount of Rent due, Lessee shall pay the deficiency to Lessor promptly upon demand by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as determined, any costs incurred by Lessor in connection with such re-letting or in making alterations and repairs to the Premises reasonably required to secure a new lessee, which are not covered by any amounts received from the re-letting.

            21.4 DAMAGES UPON TERMINATION. In the event that Lessor elects to terminate this Lease under the provisions of either Sections 21.1.1 or 21.1.3 above, Lessor may recover as damages from Lessee the following:

                 21.4.1 The worth at the time of award of the unpaid Rent which had been earned at the time of termination. Worth at the time of award" shall be computed by allowing interest at the Lease Interest Rate from the first day the breach occurs.

                 21.4.2 The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided. "Worth at the time of award" shall be determined by allowing interest at the Lease Interest Rate from the first day a breach occurs.

                 21.4.3 The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided. "Worth at the time of award" shall be computed by discounting such amount at the discount rate at the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                 21.4.4 Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under the Lease or which in the ordinary course of business would be likely to result therefrom including, but not limited to, expenses of re-letting, attorneys' fees, real estate commissions, cost of alterations and repairs, recording fees, filing fees, and any other expenses customarily resulting from obtaining possession of leased premises and re-leasing.

            21.5 LESSOR'S RIGHT TO DECLARE FORFEITURE. It is understood that all covenants made by Lessee herein are conditions of this Lease. Therefore, in the event of any breach of Lessee in fulfilling any covenant, Lessor may at any time thereafter declare a forfeiture of this Lease. Any holding over thereafter shall be construed to be a tenancy from month-to-month only, for the same rental and under the same conditions, except as to Lease Term, as set forth in this Lease.

            21.6 FIXTURES AND PERSONAL PROPERTY. In the event of abandonment, subject to the obligations of Lessee under Section 10.2, all of Lessee's furniture, fixtures, equipment, Alterations, and personal property left on the Premises shall, at the option of Lessor, be deemed abandoned. In such event, Lessor shall have the right to take exclusive possession of and use same, free of charge, and/or dispose of said personal property and is hereby relieved of any liability in doing so.

            21.7 NO LIMITATION OF REMEDIES. The remedies given to Lessor in this
Article 21 shall be in addition and supplemental to all other rights or remedies which Lessor may have under laws then in force. Lessee hereby expressly waives all rights of redemption granted under any present or future laws in the event that Lessee abandons the Premises or Lessor obtains possession of the Premises by reason of the violation by Lessee of any covenant of this Lease.

            21.8 NO WAIVER UNLESS IN WRITING. The waiver by Lessor of any breach of this Lease shall not be deemed to be a waiver of any subsequent or other breach. The acceptance of Rent, interest, a Late Fee, or other charges hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any other term, covenant, or condition of this Lease, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such charge. No covenant, term, or condition of this Lease shall be deemed to have been waived by Lessor, unless such waiver is in writing from Lessor.

ARTICLE 22: EMINENT DOMAIN

            22.1 TAKING RESULTING IN TERMINATION. If the Premises, or any part thereof, are appropriated or taken under the power of eminent domain by any public or quasi-public authority ("Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes possession. In the event that more than ten percent (10%) of the Rentable Area of the Premises is taken by Condemnation, and if the remaining portion of the Premises is not reasonably suitable for the conduct of business by Lessee, either Lessor or Lessee may terminate this Lease as of the date the condemning authority takes possession by delivery of written notice of such election within sixty (60) days after receipt by such party of notice that said Premises have been condemned or, in the absence thereof, within ten (10) days after the date of condemning authority takes possession. In the event of an election to terminate, Lessor and Lessee shall be released from any obligations hereunder to the other occurring after the date the condemning authority takes possession.

            22.2 TAKING WITHOUT TERMINATION. If neither Lessor nor Lessee terminate this Lease, less than ten percent (10%) of the Rentable Area of the Premises is condemned, or if the remaining portion is reasonably suitable for the conduct of business by Lessee, Lessee shall continue to occupy that portion of the Premises which shall not have been condemned as herein provided and the parties will proceed as follows:

                 (i) At Lessor's expense, as soon as reasonably possible, Lessor will restore the Premises;

                 (ii) Rent shall be reduced on an equitable basis, taking into account the relative values of the portion remaining; and

                 (iii) Lessor shall be entitled to receive the total award or compensation in such proceedings, except as otherwise provided in Section 22.3.

            Lessee hereby waives any statutory rights of termination which may arise by reason of any partial taking of the Premises under the power of eminent domain.

         22.3 DISPOSITION OF AWARD. In the event of Condemnation, Lessor shall be entitled to the entire award or compensation from any proceedings with respect to the Premises, but the Rent and other charges for the last month of Lessee's occupancy shall be prorated and Lessor agrees to refund to Lessee any Rent, and other charges paid in advance. Notwithstanding the foregoing, Lessee shall have the right to receive compensation or damages for the loss of, or damage to, fixtures and personal property which Lessee has the right to remove, goodwill, lost profits, and for relocation costs.

            22.4 TRANSFER UNDER THREAT OF TAKING. A voluntary sale or conveyance under threat in lieu of condemnation shall be deemed an appropriation or taking under the power of eminent domain.

ARTICLE 23: ATTORNEYS' FEES AND COSTS

            23.1 RECOVERY TO PREVAILING PARTY. In the event that Lessor or Lessee shall institute any action or proceeding against the other relating to the provisions of this Lease, the unsuccessful party in such action agrees to reimburse the prevailing party for the actual attorneys' fees, legal expenses, and costs incurred. The parties agree that the actual attorneys' fees and costs so incurred shall be deemed reasonable.

ARTICLE 24: SALE OF PREMISES BY LESSOR

            24.1 RELEASE OF LESSOR. In the event of a sale or transfer of the Building by Lessor and the assumption in writing by the transferee of Lessor's obligations hereunder, Lessor shall be freed of all liability under covenants contained in or derived from this Lease, or arising out of any act, occurrence, or omission relating to the Premises and this Lease, which occurs after the consummation of such sale, transfer, or assignment.

ARTICLE 25: SUBORDINATION, ATTORNMENT, AND ESTOPPEL CERTIFICATE

            25.1 SUBORDINATION. Upon written request of Lessor or its lender, Lessee will, in writing, subordinate its rights hereunder to the lien of any mortgage, deed of trust, lease, or easement, now or hereafter placed upon the Building, and to all advances made or hereafter to be made upon the security thereof. Notwithstanding the foregoing, so long as Lessee is not in breach hereunder after the expiration of any applicable cure period, this Lease shall remain in full force and effect and Lessee shall have quiet enjoyment of possession of the Premises as provided in Section 26.1. Lessee may require, as a condition of execution of an agreement to subordinate, that the party to whom such right is granted provide written assurances that Lessee's right of quiet enjoyment will not be disturbed so long as Lessee is not in default under the terms hereof.

            25.2 ATTORNMENT. In the event of any foreclosure or exercise of the power of sale under any mortgage or deed of trust made by Lessor covering the Building, Lessee shall attorn to the purchaser upon any such foreclosure or sale, and recognize such purchaser as Lessor under this Lease.

            25.3 ESTOPPEL CERTIFICATES. Within twenty (20) days after written request therefor by Lessor, Lessee shall execute and deliver a certificate in such form as may be reasonably required by Lessor, a prospective purchaser of the Building, assignee, or mortgagee, addressed to any such prospective purchaser, assignee, or mortgagee, or to Lessor certifying that this Lease is in full force and effect and that there are no defenses or offsets claimed by Lessee.

ARTICLE 26: QUIET ENJOYMENT

            26.1 QUIET ENJOYMENT. Lessor agrees that Lessee, upon timely payment of Rent and performing the other covenants and conditions of this Lease, shall quietly have and enjoy possession of the Premises during the Lease Term.

ARTICLE 27: CONSENTS AND APPROVALS

            27.1 LESSOR'S CONSENT. Wherever this Lease provides that Lessee is required to obtain Lessor's consent or approval, such consent or approval must be obtained in advance and shall not be valid or effective unless consented to or approved expressly in writing. Any such consent or approval by Lessor, or its designated agent, may be given or denied at the sole and absolute discretion of any person having the right to give or deny such consent or approval, except as otherwise provided in this Lease. Lessor's consent to or approval of any act by Lessee shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee. Notwithstanding the foregoing, in no event shall such consent be unreasonably delayed or withheld.

            27.2 REIMBURSEMENT FOR COST OF APPROVALS. In addition to other obligations of Lessee set forth herein, Lessee agrees to reimburse Lessor for payment made for any municipal or other out of pocket fees or charges assessed in connection with obtaining and/or processing approvals requested by Lessee hereunder.

ARTICLE 28: SECURITY DEPOSIT

            28.1 SECURITY DEPOSIT. Lessee has paid to Lessor the sum specified in the Basic Lease Provisions as a deposit ("Security Deposit"), receipt of which is hereby acknowledged. The Security Deposit shall be held by Lessor without liability for interest as security for the faithful performance by Lessee of all of the terms and conditions of this Lease. The Security Deposit may be commingled with other funds of Lessor. The Security Deposit shall not be mortgaged, assigned, transferred, or encumbered by Lessee, and any act by Lessee purporting to accomplish same shall be without force and effect and shall not be binding upon Lessor.

            28.2 USE AND RESTORATION. If Rent or any other sum payable by Lessee to Lessor hereunder shall be overdue and unpaid, or should Lessor make payments on behalf of Lessee, or Lessee fails to perform any of the covenants or conditions of this Lease, then Lessor may, at its option and without prejudice to any other remedy which Lessor may have on account thereof, apply said Security Deposit, or so much thereof as may be necessary to compensate Lessor, to the payment of Rent, loss, or damage sustained by Lessor due to such breach by Lessee. Lessee shall immediately upon demand restore the Security Deposit to the sum previously deposited. Should Lessee comply with all said covenants and conditions and promptly pay all rent as it falls due, and any other sums payable by Lessee to Lessor, the Security Deposit shall be returned in full to Lessee within thirty (30) days after the expiration of the Lease Term.

            28.3 DISPOSITION UPON BANKRUPTCY. In the event of bankruptcy or other debtor-creditor proceedings against Lessee, any Security Deposit shall be applied to the payment of Rent and other charges first due to Lessor for the period prior to the filing of such proceedings.

            28.4 DISPOSITION UPON SALE. Lessor may deliver the Security Deposit to the purchaser of Lessor's interest in the Premises in the event of the sale of such interest. With such delivery, Lessor shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transfers.

            28.5 SECURITY DEPOSIT ADJUSTMENT. In the event of the exercise by Lessee of the option set forth in Section 4.2 and/or the expansion of Lessee's Premises pursuant to Section 29.19, which options include Fair Market tenant improvements and/or increased Rent, the Security Deposit shall be increased, as appropriate, to provide (i) additional reasonable security, guarantees, and/or alternative collateral for tenant improvements, commissions and other costs, to be paid and/or credited by Lessor and (ii) the increased Rent due from Lessee to Lessor.

ARTICLE 29: MISCELLANEOUS

            29.1 CAPTIONS. The captions of Articles and Sections of this Lease are for convenience only, and do not in any way limit or amplify the terms, covenants, and conditions of this Lease.

            28.2 PARTIES. If more than one person or corporation is named as Lessee in this Lease and executes the same as such, then the word "Lessee" wherever used in this Lease is intended to refer to all such persons or corporations, and the liability of such persons or corporations for compliance with and performance of all the terms, covenants, and conditions of this Lease shall be joint and several.

            29.3 GENDER. The masculine pronoun used herein shall include the feminine or the neuter, as the case may be, and the use of the singular shall include the plural.

            29.4 LEGAL ADDRESS. Whenever provision is made under this Lease for any demand, notice, or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand, or declaration to the other party, it shall be in writing and sent by United States Certified Mail, postage prepaid, return receipt requested, or by a reputable courier, addressed to the address(es) set forth in the Basic Lease Provisions. Either party may change such address by giving written notice by certified or registered mail to the other.

            29.5 CONSTRUCTION. The parties hereto agree that all the provisions hereof are to be construed as covenants and agreements, and the words importing such covenants and agreements shall be construed as though used in each separate paragraph hereof. All of the provisions hereof shall bind and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors, and assigns.

            29.6 RELATIONSHIP OF PARTIES. It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Lessor and Lessee or between Lessor and any other party, or cause Lessor to be responsible in any way for the debts or obligations of Lessee, or any other party.

            29.7 SEVERABILITY. It is agreed that if any provision of this Lease shall be determined to be void by any Court of competent jurisdiction, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. It is the intention of the parties that if any prevision of this Lease is capable of two constructions, only one of which would render the provision valid, the provision shall have the meaning which renders it valid.

            29.8 WARRANTY OF AUTHORITY. If Lessee is a corporation, the parties executing this Lease on behalf of Lessee hereby covenant and warrant that (i) Lessee is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Lessee to do business in California; (ii) all franchise and corporate taxes have been paid to date; and (iii) all future forms, reports, fees, and other documents necessary to comply with applicable laws will be filed and/or paid when due.

            29.9 ENTIRE AGREEMENT. No oral agreements exist between the parties hereto affecting this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, between Lessor and Lessee, their employees and agents, and none thereof shall be used to interpret or construe this Lease. This Lease is and shall be considered to be the only agreement between the parties. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties and all reliance with respect to such representations is based solely upon the representations and agreements contained in this Lease.

            29.10 LESSEES SELECTED BY LESSOR. Lessor reserves the right to effect such other tenancies in the Building as Lessor, in the exercise of its sole business judgment, shall determine to best promote the interest of the Building. Lessee does not rely on the fact, and Lessor does not represent, that any specific tenant or number of tenants shall occupy space in the Building during the Lease Term.

            29.11 GOVERNING LAW; FORUM; CONSTRUCTION. The laws of the State of California shall govern the validity, performance, and enforcement of this Lease. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be Los Angeles County, California. Although the printed provisions of this Lease were drawn by Lessor, this Lease shall not be construed either for or against Lessor or Lessee, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach the result intended by the language.

            29.12 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain materials or reasonable substitutes therefor, governmental action, civil commotion, fire, or other casualty, and other causes beyond the reasonable control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay, or stoppage, except obligations imposed herein upon Lessee with regard to the payment of Rent and other charges.

            29.13 USE OF NAME OF BUILDING. Lessor reserves the right to change or modify the name of the West Annex or Parsons West Annex as Lessor may desire from time to time. Lessee acknowledged that the names "Parsons", "Parsons West Annex", and "West Annex" are proprietary names held by Lessor and not geographic names. Lessee shall not have or acquire any property right or interest in the aforementioned names, the logo, or in any other name or logo for the Building, and shall not use Parsons, Parsons West Annex, or West Annex, the logo, or any other name or logo of the Building as a part of its tradename, service mark, or business name, without Lessor's prior written consent.

            29.14 LENDER REQUIREMENTS. The parties agree that whenever Lessor's approval is requested and/or required and Lessor is first required to secure the approval of a mortgagee for such request or requirement pursuant to the terms of any loan agreement or deed of trust, Lessor may disapprove any such request, subject to applicable law, if the mortgagee fails or refuses to grant such approval. In such case, Lessor's disapproval shall be deemed reasonable. The parties agree that this Lease shall be modified at the request of Lessor in any manner requested by a lender providing financing, provided that no such modification shall substantially affect the rights of Lessee hereunder and, in no event, shall such modification change the amount of Rent or other charges payable by Lessee hereunder.

            29.15 VIOLATIONS BY OTHER LESSEES. Lessor shall not be responsible to Lessee for the non-enforcement or violation of the provisions of any other Lease affecting the Building.

            29.16 TIME IS OF ESSENCE. Time is of the essence of each of the terms and conditions of this Lease.

            29.17 REAL ESTATE BROKER. Lessor and Lessee warrant that each party has had no dealings with any real estate broker or agent in connection with the negotiations and/or execution of this Lease, except for the broker(s) listed in the Basic Lease Provisions, if any. Each party hereby indemnifies and holds the other harmless from and agrees to defend the other against any costs, expenses, attorneys' fees, or liability for compensation or charges which may be claimed by any unnamed broker or agent by, reason of any dealings or actions of such other party.

            IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease as of the date set forth in the Basic Lease Provisions.

LESSEE:

BILL GROSS' IDEALAB!


By:      /S/ MARCIA GOODSTEIN

            MARCIA GOODSTEIN
---------------------------------------------
(Please Print Name and Title) CHIEF OP. OFCR.


By:
    -----------------------------------------

---------------------------------------------
(Please Print Name and Title)

LESSOR:

PARSONS INFRASTRUCTURE & TECHNOLOGY GROUP, INC.


By:      /S/ [illegible]
    -----------------------
                                       31

                           ADDENDUM TO LEASE AGREEMENT

                              BILL GROSS' IDEALAB!

            29.18 YEAR 2000 COMPLIANCE. Lessor shall provide Lessee with reasonable assurances that the building systems are year 2000 compliant (Y2K), including heating and air conditioning, elevators, parking, and fire and life safety systems. In the event any of such systems fail to operate correctly with the transition to the year 2000, Lessor, at Lessor's expense will undertake all reasonable measures to ensure that the building systems operate correctly.

            29.19 EXPANSION. Lessee may expand its Premises to include floor 2, or floors 2 and 3, effective January 1, 2000 upon the following terms and conditions:

                  29.19.1 Lessee's satisfaction of the conditions precedent to, and exercise of, its option to extend with respect to the Premises in accordance with the terms and conditions set forth in Sections 4.2 and 5.1.4.

                  29.19.2 Agreement by the parties of (i) Base Rent and Parking Rent, tenant improvements, parking, and other terms for the expansion area for the period January 1, 2000 through June 30, 2004 and (ii) additional Security Deposit, guarantees and/or collateral as more particularly described in Section 28.5.

                  29.19.3 Execution of an Amendment to Lease prior to August
15, 1999, formalizing the expansion of the Premises and agreement by the parties of the terms as required in this Section.

                  29.19.4 Lessee's option to expand its Premises to include floor 3 is also subject to (i) Lessor's ability to relocate FEMA at a reasonable cost to Lessor( taking into consideration FEMA's one year extension)and/or (ii) Lessee, prior to August 15, 1999, agrees in writing to pay any excess costs to be incurred by Lessor in connection with such relocation.

                  29.19.5 If Lessor and Lessee agree on terms for expansion of Lessee's Premises as provided above, such terms shall include one additional option for a period of five (5) years to be exercised by Lessee by written notice delivered to Lessor prior to June 30, 2003. In such case, Lessor and Lessee shall determine Fair Market Rent for Base Rent and Parking Rent for the second option period based upon the time periods and procedures set forth in 5.1.4.2.

            29.20 NOTICE OF AVAILABLE SPACE. Upon request of Lessee, Lessor shall provide Lessee with information on existing and projected areas which will be available for lease in the West Annex. Nothing herein contained shall require that Lessor lease such areas to Lessee, it being understood that Lessor will exercise its judgement in connection with future tenancies in the West Annex in its sole and absolute discretion.

                                   EXHIBIT "A"

                          WEST ANNEX BUILDING 8TH FLOOR

                                   EXHIBIT "B"

                            TENANT IMPROVEMENT MANUAL

                               PARSONS WEST ANNEX
                            74 NORTH PASADENA AVENUE

I.       INTRODUCTION

         A. The Parsons West Annex ("West Annex") has been designed to be a high quality office building. To maintain this quality, it is important that tenant improvements be completed with the least disturbance to other lessees and that the Common Areas be consistently maintained at a high standard.

         B. This Tenant Improvement Manual is for the mutual benefit of all lessees. In the event of any conflict between the Tenant Improvement Manual and the Lease, the Lease shall govern.

II.      LESSEE'S ARCHITECT

         A. SELECTION APPROVAL. Lessee shall retain, at Lessee's expense, the services of a licensed architect and/or recognized interior designer ("Lessee's Architect") for the design of the improvements to include interior design, signage, mechanical, plumbing and electrical systems, and utilities. The selection of such firm is at the discretion of Lessee, subject to the reasonable approval of Lessor.

         B. FIELD MEASUREMENT. If requested, Lessee's Architect will be provided with a copy of Lessor's plans and specifications ("Lessor's Plans"), including a floor plan for the floor on which the Premises is located, and applicable mechanical, electrical, and plumbing drawings which are available to Lessor. Lessee shall reimburse Lessor for any costs incurred in reproducing such plans. Lessee's Architect shall be responsible to field measure the Premises and advise Lessor within seven (7) days of receipt of Lessor's Plans of any discrepancies.

         C. UTILITY VERIFICATION. Lessee's Architect shall verify that the utilities available to the Premises are adequate to satisfy Lessee's requirements.

II.      PLAN SUBMISSION PROCEDURES

         A.       LESSEE'S PRELIMINARY PLANS AND SPECIFICATIONS

                  1. Within twenty (20) working days after receipt of Lessor's Plans, Lessee shall submit to Lessor for Lessor's approval three (3) sets of preliminary design drawings for the Improvements prepared by Lessee's Architect, which drawings shall indicate Lessee's specific requirements, including, without limitation, fully dimensioned floor plans (Scale 1/4 = 1".0") describing in reasonable detail the layout of access to Common Areas and interior partitions, and indicating the proposed use of each enclosed area.

                  2. Lessor shall approve or disapprove Lessee's preliminary design drawings within five (5) working days after Lessor's receipt thereof. If disapproved, Lessor shall indicate the reasons and/or corrections required for approval.

         B.       LESSEE'S CONSTRUCTION PLANS AND SPECIFICATIONS

                  1. Within fifteen (15) working days after Lessor's approval of Lessee's preliminary design drawings, and subject to Lessee's field measurement of the Premises, Lessee shall, at Lessee's expense, submit to Lessor for approval three (3) sets of plans and one (1) set of reproducible plans of fully detailed architectural working drawings and specifications ("Lessee's Construction Plans") prepared by Lessee's Architect describing the Improvements to be completed in the Premises including, without limitation, floor plans (Scale1/4" = 1'.0"), Common Areas, interior partitions, trade fixtures, lighting, electrical outlets; telephone jacks; telecommunication systems; reflected ceiling plan, including ceiling height(s) (Scale1/4" = 1'.0"); plumbing; location, size and details of signage; areas of unusual floor loading; mechanical and electrical requirements; and all other improvements to be performed by Lessee pursuant to
                           Section V thereof ("Lessee's Work").

                  2. In the event there are any design changes required in securing required permits for completion of Lessee's Work, Lessee shall forthwith provide Lessor with three (3) sets of plans and one (1) set of reproducible plans which describe the required revisions for Lessor's approval. The revised plans shall thereupon become "Lessee's Construction Plans". Lessor shall have five (5) working days after receipt of same within which to examine and to approve or disapprove Lessee's revised Construction Plans. The failure by Lessor to disapprove Lessee's Construction Plans in writing within said five (5) working days shall be deemed an approval thereof.

                  3. Lessee shall promptly and diligently modify Lessee's Construction Plans until same have been approved by Lessor.

                  4. Construction of the Improvements specified on Lessee's Construction Plans shall not commence until Lessee's Construction Plans have been approved by Lessor.

                  5. Lessee shall furnish as-built plans and specifications to Lessor within thirty (30) days after completion of Lessee's Work.

                  6. If Lessee's Construction Plans are in conflict with terms and conditions of this Tenant Improvement Manual, the Tenant Improvement Manual shall control.

                  7. Any additional changes, expenses or costs (including architects' fees and attorneys' fees) arising by reason of any subsequent change, modification or alteration of Lessee's Construction Plans, made at the request of Lessor, shall be at the expense of Lessee. No changes, modifications or alterations shall be made to Lessee's Constructions Plans without the prior written consent of Lessor.

                  8. Lessor's approval of Lessee's Construction Plans, or any work or installation made by Lessee, shall not constitute a warranty or representation by Lessor that Lessee's drawings, work or installations comply with the requirements of any applicable law, ordinance or regulation, or are safe, sound, merchantable or fit for the purpose intended. Lessor shall have no liability to Lessee in the event Lessee is required to change its drawings, or Lessee's Work, to meet applicable governmental requirements or in the event that such drawings or Lessee's Work are defective or cause injury to persons or property.

IV.      LESSEE'S CONTRACTOR

         A. LICENSED CONTRACTORS. Each contractor and subcontractor engaged by Lessee to perform Lessee's Work ("Lessee's Contractor") shall be licensed in the State of California. The selection of such firm(s) is at the discretion of Lessee, subject to the reasonable approval of Lessor. By approving Lessee's Contractor, Lessor assumes no liability for the work completed by, or other obligation of, Lessee's Contractor. Lessor hereby approves Lucent Technologies as Lessee's Contractor.

         B. COORDINATION. Lessee's Contractor shall coordinate Lessee's Work with all other work being performed or to be performed at or in connection with the West Annex so that Lessee's Work does not interfere with or delay the completion of such other work or the orderly operation of business by other lessees in the West Annex.

         C. MATERIAL STORAGE. Lessee's Contractor shall not use any space outside of the Premises and within the West Annex and/or on sidewalks or adjacent streets for storage, handling, or moving of materials and equipment, and/or for the location of any field office or facilities required for construction personnel without the prior written authorization of Lessor. Construction vehicles shall be prohibited from parking in the West Annex parking garage, except in accordance with parking regulations for day parking in the parking garage, or as otherwise authorized by Lessor in writing. Notwithstanding the foregoing, Lessee's Contractor may, during the period of construction, (i) maintain a construction dumpster in the Service Bay in a location designated by Lessor for a period reasonably required for completion of Lessee's Work and (ii) authorize individuals engaged to complete Lessee's Work to use parking passes previously issued to Lessee for the purpose of parking their vehicles in the Parking Garage.

         D. DEBRIS REMOVAL. Lessee's Contractor shall remove and dispose of all debris and rubbish caused by or resulting from Lessee's Work on a daily basis. No trash receptacles or carts will be allowed to be stored, even temporarily, in the Common Areas, including the parking garage, on sidewalks or adjacent streets. Upon completion of Lessee's Work, Lessee's Contractor shall remove all temporary structures, surplus materials, debris and rubbish remaining within the West Annex which has been brought in or created as a result of Lessee's Work. If Lessee's Contractor shall neglect, refuse or fail to remove any temporary structures, surplus materials, debris and rubbish within twenty-four (24) hours after notice to Lessee from Lessor, Lessor may remove or cause same to be removed, and Lessee shall pay the expense of removal and hold Lessor harmless therefrom.

         E. INSURANCE - OSHA COMPLIANCE. In addition to the requirements of the Lease, and without any limitation thereof, Lessee's Contractor shall (i) comply with all governmental rules and regulations including applicable OSHA standards and (ii) carry workers' compensation and public liability insurance (including property damage), with limits and in a form approved in advance, ("Course of Construction Insurance") by Lessor and issued by insurance companies approved in advance by Lessor. Lessor, Lessee, the Building Manager, and the contractor and/or subcontractors procuring the insurance shall be named insureds (or named as additional insureds) in each policy of said liability insurance, which policy shall have a cross-liability endorsement or its equivalent. Certificates evidencing the foregoing insurance shall be delivered to Lessor before any work is commenced by Lessee's Contractor and before his equipment and/or materials are brought to the West Annex.

V.       LESSEE'S CONSTRUCTION RESPONSIBILITIES

         A. LESSEE'S WORK. All remodeling in the Premises shall be performed diligently by Lessee, at Lessee's expense, and in a first class manner. Lessee's Work shall include, but is not limited to, the purchase, installation, and performance of the following additions and modifications, if reflected in Lessee's approved Construction Plans:

                  1. Interior partitions and glazed walls within the Premises, including drywall and taping on exterior walls and drywall and taping on, and insulation in, demising walls.

                  2.       Ceilings.

                  3.       Interior painting, wallpaper and other finishes.

                  4. Floor covering and floor finishes, preparations of surfaces to receive same, and any special reinforcing, raised areas or depressions in the concrete floor.

                  5. Plumbing fixtures and accessories, toilets, water heaters, water treatment systems and drinking fountains with plumbing thereto connected to services as shown in Lessor's Plans. Grease traps will be required for any food preparation areas having pot sinks or other grease producing appliances that discharge grease into the waste system at such location as shall be specified in Lessee's Construction Plans.

                  6. Internal communications, security, fire detection, and alarm systems.

                  7.       Fixtures and furnishings.

                  8.       Signs.

                  9. Heating, cooling or ventilating equipment and ducting including revisions required by local building codes or otherwise.

                  10. Telephone service and equipment, telephone conduit, cabinets and outlets within the Premises, including wiring from the terminal board existing in the telephone room in the basement, through existing conduits which are provided in the Premises, or the addition of conduits from the telephone room, if required.

                  11.      Electrical work and equipment, including lighting.

                  12.      Fire sprinkler system.

         B. CONTRACTOR'S WARRANTY. Lessee shall ensure that Lessee's contractor shall guarantee that portion thereof for which he is responsible against any defects in workmanship and materials for a period of not less then one (1) year from the date of final completion of Lessee's Work. The correction of such work shall include, without limitation, all expenses and corrections to, or in connection with, the structure of the West Annex, should the Building be damaged or affected by defective work or by the repair or replacement of such defective work. All such warranties or guarantees as to materials or workmanship with respect to Lessee's Work shall be contained in Lessee's agreement with Lessee's Contractor. Lessee shall require each contractor to include such warranties or guarantees in each subcontract, and all such warranties or guarantees shall be so written so that same shall inure to the benefit of both Lessee and Lessor, as their respective interests may appear, and so that same may be directly enforced by Lessee or Lessor. Lessee hereby covenants to give to Lessor an assignment or other assurance necessary to perfect such right to permit enforcement by Lessor.

         C. LESSOR'S INSPECTION. Lessor's prior inspection and written approval shall be a condition precedent to Lessor's acceptance of Lessee's Work as being complete and in accordance with Lessee's Construction Plans. Lessee shall give Lessor at least five (5) working days prior written notice of the anticipated completion date of Lessee's Work. Lessee shall be required to settle and/or bond against any mechanic's or materialman's liens, or other similar liens, filed against the West Annex as a result of Lessee's Work in accordance with the provisions relating to such liens in the Lease. Lessee shall reimburse Lessor in full, and indemnify, defend and hold Lessor harmless from and against any liability, cost or expense incurred by Lessor in connection with any such lien.

         D. NOTICE OF COMPLETION. Lessee shall, within ten (10) working days after completion of Lessee's Work, execute and file of record, or cause to be filed of record, a notice of completion with respect thereto in a form complying with the applicable provisions of the California Civil Code specifying the name of Lessee's Contractor and the work done. Lessee shall furnish a conformed copy thereof to Lessor upon recordation. If Lessee fails to record said notice, Lessee hereby appoints Lessor as Lessee's attorney-in-fact for the purpose of executing and filing same on behalf of Lessee. This power of attorney is coupled with an interest in the Lease and is irrevocable.

VL.      CONSTRUCTION RULES AND REGULATIONS

         To expedite the completion of the Improvements with the least amount of inconvenience to all concerned, the following Construction Rules and Regulations are applicable to Lessee, its employees, contractors, and agents.

         A. TIMELY COMPLETION. The interior of the Premises shall, as soon as practically possible, be constructed by Lessee at Lessee's expense, in accordance with Lessee's Construction Plans. Lessee agrees to pursue Lessee's Work diligently to completion, complying with all applicable city, county, state and federal laws, ordinances and regulations relating thereto.

         B. PERMITS. Lessee shall obtain and transmit copies to Lessor of all permits and approvals with respect to Lessee's Work required or given by the City of Pasadena, County of Los Angeles and/or any utility service, unless Lessor shall have already obtained said permit(s) and/or utility service(s). Lessee must furnish evidence of permits to Lessor prior to the commencement of Lessee's Work.

         C. BOND. Lessor shall have the right, in Lessor's reasonable discretion, to require Lessee or Lessee's Contractor to furnish a bond or other security in form satisfactory to Lessor covering the prompt and faithful performance of Lessee's Work in an amount equal to one hundred twenty-five percent (125%) of the cost thereof. Lessor hereby waives a bond with respect to Lucent Technologies, and will waive bonds for other contractors with comparable net worth.

         D. SECURITY. Lessee will be responsible for the security of the Premises during construction and shall take all necessary steps to secure the same. Lessor shall have no liability for any loss or damage, including theft of building materials, equipment or supplies.

         E. WORKING HOURS. Work in the Premises which does not involve core drilling, saw cutting, or other procedures likely to disturb other lessees shall be completed during regular working hours which shall be 6:00 a.m. to 6:00 p.m., Monday through Friday, or such other hours as may be approved by the Building Manager in writing. Work which may affect systems in the Building or disturb other lessees shall be completed at other times arranged in advance with the Building Manager.

         F. PUBLIC SAFETY. It is the responsibility of Lessee to ensure that Lessee's Contractor exercises caution in matters relating to public safety and to prevent damage to the Building and other leased areas.

         G. CLEANLINESS OF THE COMMON AREAS. Lessee shall ensure that Lessee's Contractor keeps the Common Areas, including the elevators, stairways, restrooms, garage, sidewalks and adjacent streets in an absolutely clean and neat condition at all times. Drop cloths shall be used whenever reasonable to preclude damage to, or maintain cleanliness in, the Common Areas. If Lessee's Contractor violates this regulation on more than one (1) occasion, or fails to immediately cure such default, Lessor may prohibit Lessee's Contractor from entering the West Annex.

         H. PROTECTION OF FLOOR AREAS AND ELEVATORS. All supplies, merchandise, materials, equipment or trash being delivered to or removed from the Premises across the Common Areas or within the elevators which requires the use of dollies or handtrucks must be transported on dollies or handtrucks with soft rubber tires.

         I. FLOOR LOADING. The following limitations shall be observed by the Lessee in the conduct of Lessee's Work:

                  1. No suspended loads will be attached to the underside of the floor or roof structure, with the exception of normal suspended ceiling and light fixtures, without Lessor's prior written approval.

                  2. No wall mounted fixtures will be applied to demising walls, other than those approved in writing by Lessor. Lessee acknowledges that the standard steel stud and drywall demising walls are not designed to support wall mounted fixtures. Notwithstanding the foregoing, Lessee shall not be required to remove any existing wall mounted fixtures.

                  3. No load shall be imposed upon any floor areas of the Premises in excess of the design live load of 100 pounds per square foot uniformly distributed.

         J. RESTROOMS. Restrooms may be used only for personal functions. Cleaning of tools or painting equipment will not be allowed in the restrooms. Utility sinks will contain a water supply, but may not be used for tool or painting equipment cleaning or other construction work.

VII.     LESSOR'S FUNDING OF LESSEE'S WORK

         A. TENANT IMPROVEMENT ALLOWANCE. Lessor shall not be responsible to fund any tenant improvements during the initial term. In consideration for exercise of the option set forth in Section
                  4.2 by Lessee, Lessor agrees to reimburse Lessee an amount equal to market tenant improvements as determined in accordance with Section 5.1.4.1 ("Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be reduced by 4% of the amount which Landlord is required to fund for Lessee's tenant improvements.

         B. PAYMENT REQUEST. In order to receive credit for the Tenant Improvement Allowance, Lessee shall request such credit from Lessor in writing ("Payment Request"), which Payment Request shall conform with and/or include unconditional lien releases from Lessee's Contractor and a detailed cost breakdown indicating the cost for each trade and a copy of all contracts with Lessee's Contractor.

                  Upon receipt of documentation confirming that cost of improvements completed by Lessee in the Premises exceed the Tenant Improvement Allowance, and Lessee's compliance with other requirements set forth in this Tenant Improvement Manual, Lessor shall credit the Tenant Improvement Allowance in twelve (12) equal monthly installments against Base Rent next due and owing during the option period.

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

                               PARSONS WEST ANNEX
                            74 NORTH PASADENA AVENUE

I.       GENERAL

         A. Parsons West Annex is designed as a high quality professional office building. While certain specific requirements for conduct and/or business operations are established by these Rules and Regulations, general rules of courtesy and reasonable business procedures must also be observed in order that the common good of all is served.

         B. The Rules and Regulations for 74 North Pasadena Avenue, Pasadena, California and the adjacent parking garage, (collectively, the "Building") are intended to ensure the quiet enjoyment of Lessee and other lessees to establish a professional environment for Lessee, its employees, and clients.

         C. The Rules and Regulations will be revised as necessary from time to time, in Lessor's reasonable judgement, to meet the needs of the majority of the lessees of the Building. If a lessee has suggestions for any revision of the Rules and Regulations, the matter should be brought to the attention of the onsite representative of Lessor ("Building Manager").

         D. Every lessee is expected to read and be familiar with the Rules and Regulations. Lessee, or its office manager, shall read the Rules and Regulations, execute a statement prepared by Lessor verifying that she/he has read same, and deliver such signature page to the Building Manager.

         E. The Building Manager may take any reasonable action required to ensure compliance with the Rules and Regulations. Notwithstanding the foregoing, Lessor and/or the Building Manager shall not be responsible or liable to any lessee for the failure to enforce the Rules and Regulations.

         F. If Lessee, or its employees, observes an infraction of the Rules and Regulations which they believe may have a negative impact on the conduct of their business, Lessee should report this infraction to the Building Manager as soon as possible in order to permit the Building Manager to take effective action.

II.      BUSINESS OPERATIONS

         A. Lessee, and/or its employees, shall immediately report to the Building Manager any theft, or other illegal activity that is observed in the Building.

         B. Neither Lessee, nor its employees, agents, visitors, or licensees shall at any time bring to or keep on the Premises any flammable, combustible or explosive fluid, chemical or substance or any toxic, hazardous or radioactive matter, except combustible fluids or toxic substances required to be used in the ordinary course of business and contained in appropriate containers to prevent a leakage and/or fire.

         C. No projection shall be attached to the outside walls of the Premises or the exterior of the Building without the prior written consent of Lessor.

         D. No curtains, blinds, shades, screens, film or other materials shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Lessor.

         E. Lessee shall not use the Premises for lodging or sleeping or for any immoral or illegal purposes. No one shall be permitted to remain on the Premises who is under the influence of alcohol or drugs. No illegal drugs shall be allowed on the Premises at any time. The violation of this provision shall be considered a material breach of the Lease.

         F. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises by Lessee, nor shall any changes be made to the locks or the mechanism approved and/or installed by Lessor. Lessee must, upon the termination of its tenancy, return to Lessor all keys to the Premises, internal offices, storerooms, and toilet rooms. Lessee shall furnish Lessor with a key to the Premises to permit access during emergencies or provide Lessor with written advise of Lessee's designated representative(s) who will be available at all times to permit access in the case of an emergency. If a key to the Premises is not provided to Lessor, and Lessee's designated representative is not available to permit access for an emergency, Lessee shall be responsible for the cost of damages resulting from a forced entry.

         G. No cooking shall be done or permitted on the Premises, provided that the preparation of coffee, tea, hot chocolate, soft drinks, and similar drinks for Lessee, its employees, agents and clients shall be permitted in employee break rooms. Lessee shall not cause or permit any unusual or objectionable odors to be produced on or permeate from the Premises. Lessee shall not obtain or purchase food or beverages at the Building from any vendor or supplier except as approved by Lessor. Notwithstanding the foregoing, Lessee may install vending machines in the Premises.

         H. Lessee shall not use any sound or light producing equipment on the Premises which can be seen or heard outside the Premises, to the end that the quiet enjoyment of other lessees and their clients shall not be disturbed.

         I. The sidewalks, halls, passages, stairways and elevators shall not be used by Lessee for any purpose other than for ingress to and egress from the Premises. The halls, passages, entrance, elevators, stairways and portions of the roof are not for the use of the general public. Lessor retains the right to control and prevent access thereto from all persons whose presence, in the judgment of Building Manager, shall be prejudicial to the safety, character, reputation and interests of the Building or its lessees. Nothing herein contained shall be construed to prevent access to persons with whom Lessee deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Lessee, its employees, agents and clients, shall not go in or upon unauthorized areas of the Building without the written consent of Lessor or the Building Manager.

         J. The carrying in or out of any safes, freight, furniture, or bulky matter of any description must be under the supervision of the Building Manager and take place during non- business hours scheduled with the Building Manager. The persons employed by Lessee for such work must be approved by the Building Manager and provide appropriate insurance as reasonably determined by the Building Manager, based upon the scope of their work. All damages done to the Building by moving or maintaining a safe or other property shall be repaired at the sole expense of Lessee.

         K. Lessor shall have the right to prescribe the weight, size, and position of all safes, other heavy equipment, file cabinets, file storage areas, and library banks, allowed into the

                  Building.Safes, other heavy equipment, file cabinets, file storage areas, and library banks shall, if considered necessary by Lessor, stand on a platform of such thickness as is necessary to property distribute the weight.

         L. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage, resulting from the violation of this Rule, by Lessee, its employees, agents, and clients shall be borne by Lessee.

         M. Deliveries shall be conducted in an expeditious manner. No delivery vehicle shall be left unattended in front of the Building, in parking areas, or at the service bay and loading dock area (the "Service Bay") for more than ten (10) minutes, without the approval of the Building Manager.

         N. All delivery handtrucks, dollies, and carts shall be equipped with rubber tires and side guards.

         O. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Building for the purpose of cleaning same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Janitorial service shall include ordinary dusting and cleaning by the janitor assigned to such work and include shampooing of carpets as reasonably required from time to time. Window cleaning, including the cleaning of inside windows, shall be done only by Lessor or its agents. Lessor shall not be responsible to Lessee for the loss of property from the Premises, however occurring, or for damage done to the effects of Lessee by a janitorial or other contractor, or person, engaged by Lessor to provide services to the Building.

         P. Lessor will direct electricians as to where and how telephone, computer, and other wires servicing the Premises are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without the written consent of Lessor.

         Q. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor. The expense of removal of any floor covering and repairing any damage resulting from a violation of this Rule by Lessee, its employees, contractors or agents, shall be borne by Lessee.

         R. Except for usual and customary wall hangings, Lessee shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Lessee shall pay the cost of repairs resulting from violating the foregoing provision.

         S. Lessor reserves the right to regulate access of all persons to the Building at such times as Lessor may deem advisable for the protection and safety of the Building and its lessees. Lessor may refuse admission to the Building outside of ordinary business hours to any person not known to Lessor, or its agents, and may require persons admitted to or leaving the Building to register. Any person whose presence in the Building at any time shall, in the sole judgement of Lessor, be prejudicial to the safety, character, reputation and interests of the Building or its lessees may be denied access to the Building or may be ejected therefrom. Lessor may require any person leaving the Building with any package or other object to exhibit a key from Lessee from whose Premises the package or object is being removed. The establishment and enforcement of such requirement shall not impose any responsibility on Lessor for the protection of Lessee against the removal of property from the Premises. Lessor shall, in no event, be liable for damages for any error with regard to the admission or exclusion from the Building of any person.

         T. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Lessee shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau, or as a travel agency, without the consent of Lessor. No Lessee shall sell or permit the sale of any other goods or merchandise in or on the Premises. No Lessee shall engage or pay any employees on the Premises except those actually working for such Lessee on the Premises nor shall any Lessee advertise for laborers giving an address at the Premises.

         U. Lessee shall see that the doors to the Premises are closed and securely locked before leaving the Building. Lessee must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee or its employees leave the Building. Lessee shall also make sure that all electricity, gas and air are shut off, so as to prevent waste or damage.

         V. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Lessee shall not obstruct, alter, or in any way impair the efficient operation of the heating, ventilating and air conditioning system in the Building. Lessee shall not place any obstructions on the air supply or exhaust grilles so as to interfere with air flow.

         W. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. All doors leading to equipment and utility rooms shall be kept closed.

         X. No bicycles, skateboards, vehicles or animals of any kind shall be brought into or kept in or about the Building. Notwithstanding the foregoing, bicycles may be brought into the parking garage by employees, and stored in locations designated in the garage for such purpose.

         Y. Lessee, upon the expiration or earlier termination of the Lease Term, shall deliver to the Lessor keys to the Premises which were furnished to Lessee. In the event of loss of any keys so furnished, Lessee shall pay Lessor the greater of (i) Ten Dollars ($10.00) per key or (ii) the cost of replacing the key(s).

         Z. Any construction in the Premises shall be subject to the restrictions set forth in the Tenant Improvement Manual.

II.      DELIVERIES

         A. The carrying in or out of any safes, freight, furniture, or bulky matter of any description must be accomplished under the supervision of the Building Manager and take place during non-business hours scheduled with the Building Manager. The persons employed by Lessee for such work must be approved by the Building Manager and provide appropriate insurance as reasonably determined by the Building Manager, based upon the scope of their work.

         B. The Service Bay is designated for receipt of deliveries or removal of construction materials, trade fixtures, and/or trash and shall be used only for such purposes.

         C. Whenever possible, deliveries through the lobby which require the use of a cart shall be made before 8:00 a.m. or after 6:00 p.m. Deliveries shall be conducted in art expeditious manner. No delivery vehicle shall be left unattended in the Service Bay for more than thirty (30) minutes without the approval of the Building Manager.

         D. All deliveries to, and removals from, the Premises shall be made on the service elevators.

         E. No furniture shall be placed in front of the Building, or in any lobby or corridor or balcony, without the prior written consent of the Building Manager. Lessor shall have the right to remove all non-permitted furniture, without notice to Lessee and at the expense of the Lessee.

         F. All delivery handtrucks, dollies, and carts shall be equipped with rubber tires.

         G. Lessee shall be responsible for any damage to the Building or required maintenance of Common Areas resulting from deliveries made to the Premises.

IV.      PARKING

         A. Lessor shall have exclusive control over the parking garage and vehicular entry and exit. Control of entry and exit may be by personnel and/or equipment reasonably determined by Lessor from time to time.

         B. Spaces designated for visitor parking shall not be used by Lessee or its employees.

         C. Lessor shall have the right to designate such portions of the parking garage for the exclusive use of designated lessees, and/or their employees and customers, as Lessor may deem appropriate from time to time.

         D. Lessor reserves the right to preclude any vehicles from entering the parking garage, or thereafter remove such vehicle from the parking garage, if, in the reasonable judgement of the Building Manager, such vehicle creates an unsafe or unclean environment or otherwise creates a nuisance. Vehicles creating excessive exhaust, leaking oil, or with distasteful language, signage, or advertising displayed on the vehicle will be excluded.

         E. Any vehicle left in the garage over night must first receive the approval of the Building Manager. If such approval is not first obtained, the Building Manager may remove such vehicle as hereinafter provided.

         F. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

         G.       All directional signs and arrows must be observed.

         H. The speed limit within all parking areas shall be five (5) miles per hour.

         I. Parking is prohibited in areas not striped for parking, including, but not limited to, aisles, where "no parking" signs are posted, access ramps to the parking garage, and along driveways providing access to the Building.

         J. Washing, waxing, cleaning or servicing of any vehicle in any parking area at the Building is prohibited.

         K. Lessee shall acquaint all persons to whom Lessee provides parking validation of these Rules and Regulations.

         L. Every parker is required to park and lock his own vehicle. All responsibility for damage to a vehicle is assumed by the vehicle owner.

         M. An employee of Lessee who has been provided with a designated space shall not park in other than his/her designated space.

         N. Any vehicle left in the parking garage or visitor parking area which violates any provision of the Rules and Regulations, or the Lease, may be ticketed for illegal parking by the City of Pasadena and/or removed by the Building Manager to a secured lot without notice to Lessee or the owner of the vehicle. If the person violating the Rules and Regulations is Lessee, its employee, or agent, Lessee shall pay to Lessor the cost to remove and store such vehicle as Rent.

IV.      SIGNS

         A. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to the Premises or to the outside or inside of the Building without the prior written consent of Lessor. Lessor shall have the right, unless Lessor has given prior written consent, to remove any such sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Lessee. Lessor shall not be liable in damages for removal of signage not approved in writing by Lessor. All signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee, in content and style approved by Lessor, and by a vendor selected by Lessor.

         B. If directories are provided for the Building, such directories shall be exclusively for the display of the name and location of lessees of the Building. The listing of Lessee on directories shall be in content and style approved by Lessor, at the expense of Lessee.

LESSEE:

BILL GROSS' IDEALAB!




By:      /S/  [illegible]
    ------------------------------------

                                   EXHIBIT "D"

                             ACCEPTANCE OF PREMISES

                               PARSONS WEST ANNEX
                            74 NORTH PASADENA AVENUE


LESSEE:               Bill Gross' Idealab!

LESSOR:               Parsons Information & Technology Group Inc.

LEASE DATE:

TERM OF LEASE:

ADDRESS OF PREMISES:  8th Floor containing approximately 29,064 rentable sq. ft.
                      located at 74 North Pasadena Avenue, Pasadena,
                      California, 91124.

COMMENCEMENT DATE:    June 24, 1999

EXPIRATION DATE:      June 30, 2001


The Premises are accepted by Lessee as required under the terms of its Lease Agreement with Lessor. The above described Lease term commences and expires on the dates set forth above.

LESSEE:

BILL GROSS' IDEALAB!


By:      /S/  [illegible]
    ---------------------------------------

By:
    ---------------------------------------

                                   EXHIBIT "E"

                      STANDARDS FOR UTILITIES AND SERVICES

                               PARSONS WEST ANNEX
                            74 NORTH PASADENA AVENUE

The furnishing of building services and utilities to Lessee shall be in accordance with Article 8 of the Lease and subject to the terms and conditions set forth in this Exhibit "F". Lessor reserves the right to adopt from time to time such reasonable modifications and additions hereto as Lessor deems appropriate.

         A. Subject to the full performance by Lessee of all of Lessee's obligations under the Lease, and excepting legal holidays, Lessor shall, on Monday through Friday, from 8:00 a.m. to 6:00 p.m., and on Saturday, from 8:00 a.m. to 1:00 p.m., ("Normal Hours") provide the following building services:

            1.  Elevator service with one elevator available at all times.

            2. Heating, ventilation, and air conditioning ("HVAC") when, in the reasonable judgment of Lessor, it is required for the comfortable occupancy of the Premises for general office purposes. Lessor shall not be responsible for any inadequacy of performance of the HVAC system if: (i) the occupancy of the Premises exceeds standards as set forth by the Pacific Fire Rating Bureau, (ii) electrical power requirements for Lessee's office equipment exceed those hereinafter set forth, (iii) Lessee installs partitions or other installations which interfere with the proper operation of the interior climate control systems, or (iv) window coverings on exterior windows are not kept fully closed.

            Lessee shall reimburse Lessor for use of the HVAC system beyond Normal Hours at Lessor's costs of providing such service including, but not limited to, utility charges, amortization of the cost of mechanical equipment required to provide such services, additional maintenance costs, staff time to activate and deactivate, plus a ten percent (10%) overhead fee. The initial charges for after Normal Hours HVAC service shall be as follows:

            (i)   Less than 2 hours in a 24-hour period - $30/hour

            (ii)  2 hours in a 24-hour period but less than 3 hours - $25/hour

            (iii) 3 or more hours in a 24-hour period - $23/hour

Lessor may Increase the foregoing rates based upon actual increases in its actual cost of utilities, labor, and/or maintenance.

            3. Electric current for routine lighting, HVAC, and the operation of general office machines such as typewriters, dictating equipment, desk model adding machines, photocopy machines and "small" computers incidental to the conduct of normal office business, which use 110/220-volt electric power not to exceed six (6) watts of electricity per rentable square foot per year. Notwithstanding the foregoing, Lessee shall reimburse Lessor, Lessor's cost plus a 20% administrative fee, for (i) all electrical, gas, and/or water usage resulting from non-standard equipment, such as mainframe computers and self contained air conditioning units, and (ii) all electrical consumption exceeding 6 wafts of electricity per rentable square foot per year.

            4. Water for restrooms and restroom facilities and landscaping.

            5. Janitorial services Monday through Friday (except legal holidays), provided that (i) the Premises are used consistently with the terms of the Lease and are kept reasonably in order by Lessee and (ii) said janitorial services can be performed during the evenings without interference by Lessee or Lessee's employees. Lessor shall not be responsible or liable for any act or omission or commission on the part of the persons employed to perform said janitorial services.

         B. Lessor shall replace electric light bulbs, tubes, and ballasts in the Premises. Lessor may, in Lessor's sole discretion, adopt a system of re-lamping and re-ballasting on a basis consistent with good practice.

         C. No electrical or HVAC equipment, or plumbing additions shall be installed, nor shall any changes be made to the Building's HVAC, electrical or plumbing systems which would increase the cost of operating the Building or otherwise adversely affect the Building or such systems without prior written consent from Lessor, which consent may be withheld by Lessor in its sole discretion. Lessor reserves the right to designate and/or approve any contractor proposed by Lessee to modify, alter, or expand HVAC, electrical, or plumbing systems. Any permitted installations shall be completed in conformity with the terms and conditions set forth in the Tenant Improvement Manual. Lessee shall pay for any costs resulting from structural changes necessitated by increased floor loading and additional equipment required as a result of such installations.

         D. Lessor shall not provide in the Premises, reception outlets or television or radio antennas for television or radio broadcast or reception. Lessee shall not install any such equipment without prior written consent from Lessor, which consent may be withheld by Lessor in its sole discretion.

         E. Lessee shall not, without the prior written consent of Lessor, use any apparatus, machine or device in the Premises, which will increase the amount of electricity or water furnished or supplied for use of the Premises as general office space, nor connect to any electric current, except through existing outlets in the Premises, any apparatus or device for the purpose of using such electric current in excess of that furnished or supplied for use of the Premises as general office space.

         F. Lessee's telecommunication requirements shall be accomplished, at Lessee's sole expense. Lessee shall arrange with the applicable local public authorities, utility companies and telephone companies, as the case may be, for the furnishing of, and payment of the cost of, all telephone services required by Lessee's use of the Premises. Lessee shall pay directly for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority, telephone company or utility. The failure of Lessee to obtain or to continue to receive such services for any reason shall not relieve Lessee of any of its obligations under the Lease, nor constitute a breach of the Lease by Lessor.

         G. Lessee shall cooperate with Lessor to assure, and to abide by all requirements which Lessor may adopt from time to time for the proper functioning and protection of the Building's HVAC, electrical, security, plumbing, and fire and life safety systems. Lessee shall comply with all laws, statutes, ordinances and governmental rules and regulations now in force or which may later be enacted or promulgated in connection with building services furnished to the Premises, including, without limitation, any rule or regulation relating to the HVAC, electrical, security, plumbing, and fire and life safety systems.

         H. Notwithstanding anything to the contrary set forth herein, the Building, which includes the adjacent parking structure, shall be available to Lessee and its employees at all times, except times when prevented from entering due to causes beyond the reasonable control of Lessor such as natural disasters, fire drills, bomb threats, and other casualties.

                                   EXHIBIT "F"

                             WEST PARKING STRUCTURE

                                     LEVEL A